FOURTH AMENDMENT AND MODIFICATION TO
                          LOAN AGREEMENT

                               among

                  LIBERTY TECHNOLOGIES, INC. ("LTI")
                     LTH DELAWARE, INC. ("LTH")
               LIBERTY TECHNICAL SERVICES, INC. ("LTS")
              BETA MONITORS INTERNATIONAL, INC. ("BMI")
                  LIBERTY INTERNATIONAL INC. ("LII")
                 LIBERTY IMAGING SYSTEMS, INC. ("LIS")
                       (collectively, the "Borrowers")

                                and

                     FIRST UNION NATIONAL BANK
                             (the "Bank")

                            Closing Agenda

                        Closing as of April 1, 1997

I.     RESPONSIBLE PARTY CODE:
       First Union National Bank              = Bank
       Duane, Morris & Heckscher              = DM&H
       Liberty Technologies, Inc.             = Borrowers
       LTH Delaware, Inc.
       Liberty Technical Services, Inc.
       Beta Monitors International, Inc.
       Liberty International Inc.
       Liberty Imaging Systems, Inc.
       Pepper, Hamilton & Scheetz             = PH&S

II.    CLOSING DATE:

       April 3, 1997

III.   LOCATION:

       Law Offices of DM&H (Philadelphia Office)

IV.    REPRESENTATIVES IN ATTENDANCE:

       Bank - Suzanne Storm and Stephanie Micua
       Bank Counsel - David Smith, Esquire

       Borrowers - Daniel Clare
       Borrowers Counsel - Cuyler Walker (by telephone)



                                                             Responsible
V.     DOCUMENTS:                                               Party
                                                             -----------

 1.    Fourth Amendment and Modification to Loan Agreement       DM&H

 2.     Consolidated Amended and Restated Note                   DM&H

 3.     Reaffirmation and Amendment of                           DM&H
             Security Agreement (LTI)

 4.     Reaffirmation and Amendment of                           DM&H
             Security Agreement (LTH)

 5.     Reaffirmation and Amendment of                           DM&H
             Security Agreement (LTS)

 6.     Reaffirmation and Amendment of                           DM&H
             Security Agreement (BMI)

 7.      Reaffirmation and Amendment of                          DM&H
             Security Agreement (LII)

 8.      Reaffirmation and Amendment of                          DM&H
              Security Agreement (LIS)

9.     Mortgage (South Carolina)                                 DM&H
       -Legal Description
       -Title Insurance

10.    Secretary's Certification - (Each Borrower)               Borrowers
       - Resolutions                                             Borrowers
       - Good Standing, recently certified                       Borrowers
           by the Secretary of State of the
           jurisdiction of incorporation

11.    Opinion of Borrowers' Counsel                             PH&S

12.    UCC-l Financing Statements                                DM&H

13.    Evidence of Insurance                                     Borrowers

               FOURTH AMENDMENT AND MODIFICATION TO LOAN AGREEMENT

     FOURTH AMENDMENT AND MODIFICATION TO LOAN AGREEMENT ("Fourth Amendment"), dated April 1, 1997, by and among FIRST UNION NATIONAL BANK (successor by merger to First Fidelity Bank, N.A.) (the "Bank"), LIBERTY TECHNOLOGIES, INC. ("LTI"), LTH DELAWARE, INC. ("LTH"), LIBERTY TECHNICAL SERVICES, INC. (formerly known as Industrial NDT Company, Inc.) ("LTS"), BETA MONITORS INTERNATIONAL, INC. ("BMI"), LIBERTY INTERNATIONAL INC. ("LII") and LIBERTY IMAGING SYSTEMS, INC. ("LIS"; together with LTI, LTH, LTS, BMI, and LII collectively, the "Borrowers" and individually, a "Borrower").

                                   BACKGROUND

     A. The Borrowers and the Bank are parties to a Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, and a Third Amendment and Modification to Loan Agreement dated February 27, 1997 (as amended, modified and/or extended; the "Loan Agreement"), pursuant to which the Bank has made certain loans to the Borrowers.

     B. The Borrowers have requested the Bank to amend certain provisions of the Loan Agreement, and the Bank has agreed to do so, subject to the terms and conditions hereinafter set forth.

     C. Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

     NOW, THEREFORE, incorporating the Background herein, the Bank and the Borrowers, each intending to be legally bound hereby and for good and valuable consideration, agree as follows:

     1. AMENDMENTS.

     1.1 New Definitions. The following defined terms are hereby added to
Section 13 of the Loan Agreement as Sections 13.40 through 13.54, and shall read in their entirety as follows:

         13.40. "Account" shall have the meaning given to that term in the Uniform Commercial Code and, in addition, shall include any right to payment for goods sold or leased or services rendered which is evidenced by an instrument or chattel paper.

         13.41. "Adjusted Base Rate" shall mean, at any time, the interest rate equal to (i) the sum of the Base Rate plus one percent (1.0%), if the Borrowers' Debt to

         Capitalization Ratio was greater than or equal to 0.30 to 1.00 at the end of the previous fiscal quarter, or (ii) the Base Rate, if the Borrowers' Debt to Capitalization Ratio was less than 0.30 to 1.00 at the end of the previous fiscal quarter.

         13.42. "Adjusted Eurodollar Rate" shall mean, at any time, the interest rate equal to the sum of the Eurodollar Rate plus (i) one and three quarters of one percent (1.75%), if the Borrowers' Debt to Capitalization Ratio was greater than or equal to 0.20 to 1.00 but less than 0.25 to 1.00 at the end of the previous fiscal quarter, or (ii) one and one half of one percent (1.50%), if the Borrowers' Debt to Capitalization Ratio was less than 0.20 to 1.00 at the end of the previous fiscal quarter.

         13.43. "Amended Note" shall mean the Consolidated Amended and Restated Note dated the Fourth Amendment Closing Date in the maximum principal amount of $9,000,000, made by the Borrowers in favor of the Bank.

         13.44. "Borrowing Base" shall mean, at any time, a dollar amount equal to the sum of the following amounts as they exist at that time:

               (a) eighty five percent (85%) of all qualified Accounts; and

               (b) twenty five percent (25%) of all qualified Inventory valued in accordance with GAAP, provided that from and after October 1, 1997, the Borrowing Base shall not include any amount of Qualified Inventory.

         13.45 "Debt" shall mean the aggregate sum of all borrowed Indebtedness, together with the Bank Indebtedness of the Borrowers, on a consolidated basis, calculated in accordance with GAAP.

         13.46 "Debt to Capitalization Ratio" shall mean, at any time, the ratio of (A) the Debt to (B) the sum of (i) the Debt, plus (ii) the shareholders' equity of the Borrowers, on a consolidated basis, calculated in accordance with GAAP.

         13.47. "Encumbrance" shall mean, as to any Person, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender to, or other secured party of the Person under any conditional sale or other title retention agreement or Capitalized Lease with respect to, any property or asset of the Person.

         13.48. "Fourth Amendment" shall mean the Fourth Amendment and Modification to Loan Agreement dated the Fourth Amendment Closing Date by and among the Borrowers and the Bank.

         13.49. "Fourth Amendment Closing Date" shall mean April 1, 1997.

         13.50. "Fourth Amendment Loan Documents" shall mean the Fourth Amendment, the Amended Note, the South Carolina Mortgage, the Security Agreement Reaffirmations and all other documents or instruments executed and delivered in connection therewith.

         13.51. "Qualified Accounts" shall mean each Account of each Borrower not more than ninety days from the date of the original invoice that arises in the ordinary course of Borrower's business and meets the following eligibility requirements: (a) the sale of goods or services reflected in such account is final and such goods and services have been delivered or provided and accepted by the account debtor and payment for such is owing; (b) the invoices comprising an account are not subject to any claims, returns or disputes of any kind; (c) the account debtor is not insolvent; (d) the account debtor has its principal place of business in the United States or, if not, the account is supported by a letter of credit or credit insurance issued by a third party acceptable to the Bank in its sole discretion; (e) the account debtor is not an affiliate of any Borrower and is not a supplier to Borrower and the account is not otherwise exposed to risk of set-off unless the account is supported by a letter of credit or credit insurance issued by a third party acceptable to the Bank in its sole discretion; (f) not more than fifty percent (50%) of the original invoices owing Borrower by the account debtor are more than ninety days from the date of the original invoice; (g) satisfactory to the Bank in its sole discretion.

         13.52. "Qualified Inventory" shall mean inventory of raw material in any Borrower's possession that is held for use or sale in the ordinary course of any Borrower's business, is not unmerchantable or obsolete, is subject to a first priority perfected security interest in favor of the Bank and is not otherwise unsatisfactory to the Bank in its sole discretion.

         13.53. "Security Agreement Reaffirmations" shall mean the Reaffirmation and Amendment to Security Agreement dated the Fourth Amendment Closing Date, made by each Borrower in favor of the Bank pursuant to which such Borrower has reaffirmed and amended the Security Agreement dated February 27, 1997 made by such Borrower in favor of the Bank.

         13.54. "South Carolina Mortgage" shall mean a Mortgage, in form and substance satisfactory to the Bank, by which LTS shall grant to the Bank, a lien on real property and improvements located at 8550 Dorchester Road, North Charleston, South Carolina, together with all amendments, modifications, exhibits and schedules thereto as may be in effect from time to time.

     1.2 Existing: Defined Terms. The following terms set forth in Section 13 of the Loan Agreement are hereby amended as follows:

         (a) The term "Eurodollar Rate" shall mean, with respect to each day during each Rate Period pertaining to a Eurodollar Loan, the rate determined in accordance with the following formula:

                              Eurodollar Base Rate
                   (1.00 - Eurocurrency Reserve Requirements)

          (b) The term "Loan Documents" contained in Section 13.28 of the Loan Agreement is hereby amended to include as additional documents thereunder, each of the Fourth Amendment Loan Documents.

     1.3   The Revolving Credit.

          (a) Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "1.1 The Revolving Credit. Subject to the terms and conditions hereof, the Bank shall make available to the Borrowers, commencing on the Fourth Amendment Closing Date and until April 1, 1998 (the "Contract Period"), a revolving credit facility (the "Revolving Credit") in the maximum principal amount of (i) $9,000,000 for the period from the Fourth Amendment Closing Date through June 30, 1997, (ii) $7,500,000 for the period from July 1, 1997 through September 30, 1997, (iii) $6,500,000 for the period from October 1, 1997 through December 31, 1997, and (iv) $5,500,000 for the period from January 1, 1998 through the end of the Contract Period (the "Revolving Credit Commitment"). At any time and from time to time during Contract Period, upon the request of the Borrowers, the Bank shall provide to the Borrowers a loan or loans in multiples of One Thousand Dollars ($1,000), which shall be used by the Borrowers for working capital. The Borrowers may use the Revolving Credit during the period referred to in the preceding sentence by borrowing, repaying and reborrowing in accordance with the terms of this Agreement. From the Fourth Amendment Closing Date through June 30, 1997, the aggregate outstanding principal under the Revolving Credit at any time shall not exceed the Revolving Credit Commitment. From and after July 1, 1997, the aggregate outstanding principal under the Revolving Credit at any time shall not exceed the lesser of (i) the Revolving Credit Commitment or
          (ii) the Borrowing Base as at that time. If, at any time, the aggregate outstanding principal under the Revolving Credit exceeds the lesser of the Borrowing Base or the Revolving Credit Commitment, then, without any requirement of demand or notice from the Bank, the Borrowers shall immediately pay to the Bank the amount of such excess. At the end of the Contract Period, unless the same has been extended by written agreement between the Bank and the Borrowers, the

         Bank's commitment to make loans pursuant to the Revolving Credit shall terminate, all loans under the Revolving Credit shall immediately mature and all Bank Indebtedness shall be immediately due and payable in full."

         (b) New Section 1.7 is hereby added to Section 1 of the Loan Agreement to read in its entirety as follows:

          "1.7 Lockbox/Cash Collateral Account. At the request of the Bank, each Borrower shall establish a lockbox with the Bank for the receipt of all remittances from its account debtors, and shall immediately direct all of its account debtors to remit payments directly to such lockbox; and shall sign all agreements reasonably necessary to establish a lockbox and pay all reasonable charges of the Bank associated therewith. Thereafter, (i) no Borrower shall have any right of access to, or withdrawal from such lockbox or the cash collateral account described below, (ii) all collections of Accounts or remittances representing proceeds of other collateral received at any time by the Borrowers shall be held in trust for the Bank and promptly delivered, in specie, to the Bank, and (iii) all collections delivered to the Bank or received from the lockbox shall be deposited the same Business Day delivered to the Bank or the lockbox by the Bank to a cash collateral account at the Bank and shall be applied to reduce the outstanding balance of the loans under the Revolving Credit on the Business Day when such collections are deemed to be treated as collected funds in accordance with the lockbox agreement. The Bank shall not, however, be required to credit the cash collateral account for the amount of any item of payment which is unsatisfactory to the Bank and the Bank may charge any Borrower's account for the amount of any payment which is returned to the Bank unpaid."

     1.4 Interest. Section 2 of the Loan Agreement is hereby amended and modified as follows:

          (a) Sections 2.l(a) through 2.1(c) of the Loan Agreement are hereby amended and restated as follows:

          "(a) Interest on the unpaid principal balance of the Revolving Credit will accrue from the date of advance until final payment thereof at the Adjusted Base Rate, provided, however, that, subject to the terms of this Section 2.1, by giving a Eurodollar Rate Notification, Borrowers may request to have all or a portion of the outstanding principal of the Revolving Credit as hereinafter permitted accrue interest, instead, at the Adjusted Eurodollar Rate as follows: (i) with respect to the principal amount of any new advance under the Revolving Credit, from the date of such advance until the end of the Rate Period specified in the Eurodollar Rate Notification; and/or (ii) with respect to the principal amount of any portion of the Revolving Credit earning interest at the Eurodollar Rate at the time of delivery of the Eurodollar Rate Notification, from the expiration of the then current Rate Period related to such principal amount until the end of the Rate Period specified in the Eurodollar Rate Notification; and/or
         (iii) with respect to all or any portion of the outstanding principal amount of the Revolving Credit earning interest at the Adjusted Base Rate at the time of delivery of the Eurodollar Rate Notification, from the date set forth in the Eurodollar Rate Notification until the end of the Rate Period specified in the Eurodollar Rate Notification. Notwithstanding anything set forth herein to the contrary, during any period that the Borrowers' Debt to Capitalization Ratio is greater than or equal to .25 to 1.00, as measured at the end of each prior fiscal quarter, the Bank shall not be obligated to, and the Borrowers shall not be permitted to request that the Bank, (i) make loans under the Revolving Credit based upon the Adjusted Eurodollar Rate, (ii) convert any loans accruing interest at the Adjusted Base Rate to loans accruing interest at the Adjusted Eurodollar Rate, or (iii) continue to apply the Adjusted Eurodollar Rate to any loans accruing interest at the Adjusted Eurodollar Rate which are subject to an expiring Rate Period, and, all loans accruing interest at the Adjusted Eurodollar Rate which are subject to an expiring Rate Period shall automatically be converted into loans accruing interest at the Adjusted Base Rate.

         (b) Borrowers understand and agree: (i) that subject to the provisions of this Agreement, the Adjusted Base Rate and the Adjusted Eurodollar Rate may apply simultaneously to different parts of the outstanding principal of the Revolving Credit, (ii) that the Adjusted Eurodollar Rate applicable to any portion of outstanding principal may be different from the Eurodollar Rate applicable to any other portion of the outstanding principal, and (iii) an Adjusted Eurodollar Rate may be selected only with respect to an advance under the Revolving Credit or for existing advances in multiples of One Hundred Thousand Dollars ($100,000.00) or more.

         (c) After expiration of any Rate Period any principal portion accruing interest at the Adjusted Eurodollar Rate corresponding to such Rate Period which has not been converted or renewed in accordance with this
         Section 2.1 shall accrue interest automatically at the Adjusted Base Rate from the date of the expiration of such Rate Period until paid in full, unless and until the Borrowers request and Bank approves a conversion to an Adjusted Eurodollar Rate in accordance with this
         Section 2.1. With respect to any principal amount (whether an advance of new funds or an already outstanding amount), if Borrowers fail to request an Adjusted Eurodollar Rate option by giving Bank the Eurodollar Rate Notification, or if Bank fails to approve such request when made, such principal amount shall be deemed to accrue interest at the Adjusted Base Rate."

         (b) Section 2. l(e) of the Loan Agreement is hereby amended and modified by deleting the phrase "Base Rate minus one-half of one percent (1/2%)" and inserting in its place the phrase "Adjusted Base Rate".

         (c) Section 2.2 of the Loan Agreement is hereby amended and modified by deleting the phrase "minus one-half of one percent (1/2%)" and inserting in its place the phrase "plus one percent (1%)".

     1.5 Payments and Fees. Section 3 of the Loan Agreement is hereby amended and modified as follows:

          (a) Section 3.1 of the Loan Agreement is hereby amended and modified by deleting the phrase "Base Rate minus one-half of one percent (1/2%)" and inserting in its place the phrase "Adjusted Base Rate".

          (b) Section 3.4 of the Loan Agreement is hereby amended and modified by deleting the phrase "Eurodollar Rate" and inserting in its place the phrase "Adjusted Eurodollar Rate".

      1.6 Financial Covenants. Section 6 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "6. FINANCIAL COVENANTS. Except with the prior written consent of Bank, Borrowers will maintain a ratio of not less than 1.50 of (Net Income plus Interest Expense plus income and franchise taxes) to Interest Expense measured for the six-month period beginning January 1, 1997 through June 30, 1997, nine-month period beginning January 1, 1997 through September 30, 1997, twelve-month period beginning January 1, 1997 through December 31, 1997 and twelve-month period beginning April 1, 1997 through March 31, 1998."

      1.7  Accounting Records. Reports and Financial Statements. New Section
7.10 is hereby added to Section 7 of the Loan Agreement to read in its entirety as follows:

           "7.10 Agings and Borrowing Base Certificates. Within ten (10) days after the end of each month, or at such other intervals as the Bank may request from time to time, the Borrowers shall deliver to the Bank a borrowing base certificate, in form and substance satisfactory to the Bank, including a summary of amounts of Qualified Accounts, Qualified Inventory, Borrowing Base, outstanding principal under the Revolving Credit, availability under the Revolving Credit, accounts receivable aging and accounts payable aging as of the end of that month, or other applicable period."

       2.  ACKNOWLEDGMENTS.

       2.1 Acknowledgment. The Borrowers acknowledge that: (a) the Loan Documents are valid and enforceable against the Borrowers in every respect, and all of the terms and conditions thereof are binding upon the Borrowers including, without limitation, the confession of judgment remedy; and (b) to the extent that any defenses, set-offs or counterclaims exist, the Borrowers hereby waive any and all defenses, set-offs, and counterclaims which they, or any of them, have or may have to the enforcement by the Bank of the Loan Documents and to the exercise by the Bank of the Bank's rights and remedies under the Loan Documents as amended hereby, and/or applicable law.

     2.2 Acknowledgment of Liens and Priority. Upon proper recordation of the South Carolina Mortgage and the proper filing of the UCC-l financing statements executed in connection herewith, the Borrowers acknowledge that the Bank holds perfected security interests in and liens upon all of each Borrower's personal property, real estate and fixtures wherever located, now or hereafter acquired. Such liens and security interests granted to the Bank secure all of the Bank Indebtedness, including, without limitation, all amounts owed by the Borrowers to the Bank under the Loan Agreement, the Amended Note and the other Loan Documents.

     2.3 Acknowledgment of Usage Fee. Borrowers and Bank hereby confirm that the usage fee described in Section 3.5 of the Loan Agreement shall, until the Revolving Credit expires on April 1, 1998, be calculated on the difference between Five Million Dollars ($5,000,000.00) minus the average outstanding principal balance of all cash advances and outstanding standby letters of credit under the Revolving Credit for the applicable quarter.

     3. CROSS-COLLATERALIZATION: REAFFIRMATION. All of the property, both real and personal, of the Borrowers pledged to the Bank pursuant to any Loan Document (collectively, the "Collateral") shall constitute collateral security for all of the Bank Indebtedness. Each Borrower, to the extent not previously granted, hereby grants to the Bank and also reaffirms its prior conveyance to the Bank of a continuing security interest in and lien on all such Collateral as well as any and all funds, certificates of deposit, securities and other property of such Borrower located at the Bank, or at any of the Bank's affiliates and all other property of such Borrower, whether real or personal, whether presently existing or hereafter acquired and wherever situated, which Collateral shall secure the Bank Indebtedness. Each Borrower agrees to execute and deliver to the Bank such additional documentation deemed necessary or appropriate by the Bank, in its sole and absolute discretion, to achieve the purpose of this Section of the Fourth Amendment.

     4. REPRESENTATIONS AND WARRANTIES. The Borrowers represent and warrant to the Bank as follows:

          (a) Each Borrower has the power and authority to execute and deliver each of the Fourth Amendment Loan Documents and all other documents and instruments executed and delivered in connection therewith, and has taken all necessary action to authorize the execution, delivery and performance thereof, and the Fourth Amendment Loan Documents constitute the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of rights of creditors generally, and subject to the application of equitable principles;

         (b) The by-laws and articles of incorporation last provided by the Borrowers to the Bank have not been amended, changed or modified in any way and are in full force and effect as of the Fourth Amendment Closing Date;

          (c) The security interests granted by the Borrowers in connection with the Security Agreement Reaffirmations and the mortgage lien granted by LTS in connection with the South Carolina Mortgage constitute first priority interests in favor of the Bank subject only to those encumbrances created consensually by any of the Borrowers as set forth on Exhibit "A" hereto or as otherwise agreed to by the Bank in writing;

          (d) All the representations and warranties made by the Borrowers in
Section 4 of the Loan Agreement are true and correct as of the date of this Fourth Amendment as if such representations and warranties had been made on the date hereof; and

          (e) No default or Event of Default has occurred which remains uncured and no event has occurred which, with the passage of time, the giving of notice or both would result in a default or an Event of Default under the Loan Agreement or any other documents executed in connection therewith.

     5. CONDITIONS PRECEDENT. The Bank's obligations hereunder are expressly conditional upon delivery by the Borrowers to the Bank of the following in form and substance satisfactory to the Bank and its counsel:

          (a) the Fourth Amendment and the Amended Note, duly executed by each Borrower, and all such other documents and instruments as the Bank may reasonably require;

          (b) each of the Security Agreement Reaffirmations, duly executed by the applicable Borrower;

          (c) the South Carolina Mortgage duly executed by LTS, in form suitable for recording, together with a policy of title insurance issued by a title company satisfactory to the Bank insuring the South Carolina Mortgage, as a valid lien, subject only to exceptions approved by the Bank;

          (d) a certificate of the Secretary or an Assistant Secretary of each Borrower dated the Fourth Amendment Closing Date including (i) resolutions duly adopted by such Borrower authorizing the transactions under the Fourth Amendment Loan Documents; (ii) evidence of the incumbency and signature of the officers executing on its behalf any of the Loan Documents and any other document to be delivered pursuant to any such documents, together with evidence of the incumbency of such Secretary or Assistant Secretary; and (iii) certificates of authority or good standing for such Borrower from its jurisdiction of incorporation and any other jurisdiction where such Borrower is qualified to do business; and

          (e) UCC-l financing statements as shall be necessary in the Bank's sole discretion to perfect the Bank's liens upon the Collateral.

     6. RATIFICATION AND CONFIRMATION. Except as amended hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents, and all documents and instruments executed in connection therewith shall remain in full force and effect and, except as expressly amended hereby, are hereby ratified and confirmed. The Borrowers hereby ratify and confirm that the loans made by the Bank pursuant to the Loan Agreement are the valid and binding obligations of the Borrowers payable to the Bank in accordance with the terms and conditions of the Loan Agreement, as modified by this Fourth Amendment. All Bank Indebtedness presently or hereafter outstanding under the Loan Agreement, as amended by this Fourth Amendment shall be secured by the Collateral provided for in the Loan Agreement, as amended by this Fourth Amendment.

     7. RELEASE. The Borrowers, on behalf of itself and themselves and any person or entity claiming by, through or under it or them (collectively referred to as the "Releasor"), hereby unconditionally remises, releases and forever discharges the Bank, its past and present officers, directors, employees, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, representatives, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (collectively referred to as the "Releasees"), of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, liens, mechanics' liens, judgments, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any (collectively referred to as "Claims"), which any of Releasors has ever had, have and/or hereafter can, shall or may claim to have against any of the Releasees, for or by reason of any cause, matter or thing whatsoever, or arising from the beginning of time to the date of execution of this Fourth Amendment, including, but not limited to, any and all Claims relating to or arising from the lending relationship between the Bank and the Borrowers and the exercise of any of the Bank's rights or remedies under the Loan Documents. The Borrowers warrant and represent that it or they, as the case may be, have not assigned, pledged, hypothecated and/or otherwise divested itself or themselves and/or encumbered all or any part of the Claims being released hereby and agree to indemnify and hold harmless any and all of Releasees against whom any Claim so assigned, pledged, hypothecated, divested and/or encumbered is asserted.

     8. PAYMENT OF EXPENSES AND EXTENSION FEE. The Borrowers shall pay the Bank an extension fee equal to $47,500 and pay or reimburse the Bank promptly for all counsel fees, costs and other expenses incurred by the Bank in connection with the preparation, negotiation, recordation, execution and enforcement of this Fourth Amendment and all documents and instruments executed in connection herewith, including, without limitation, any expenses incurred by the Bank in order to obtain a perfected security interest in or lien on the assets of the Borrowers and UCC Searches satisfactory to the Bank confirming the perfection and priority of the Bank's liens upon the Collateral.

     9. MISCELLANEOUS.

          (a) All references to the "Loan Agreement" in any documents and instruments executed by the Borrower in connection with the Loan Agreement, shall be deemed to refer to the Loan Agreement as the same has been amended through the date hereof, and as the same may be amended in the future.

          (b) The Bank and the Borrowers agree to do such further acts and to execute and deliver to each other such additional agreements, instruments and documents as may be reasonably required to carry out the purpose of this Fourth Amendment.

          (c) This Fourth Amendment may be executed in any number of counterparts and each such counterpart shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

          (d) The Loan Agreement may be modified or amended by the Borrowers and the Bank only by written agreement executed by the Bank and the party against whom a change is to be enforced.

          (e) This Fourth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     10. CONFESSION OF JUDGMENT. The Borrowers reaffirm and restate the following CONFESSION OF JUDGMENT remedy of the Bank:

     EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE BANK, BY ITS ATTORNEY, OR THE PROTHONOTARY OR THE CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS DEFINED IN THE LOAN AGREEMENT OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST IT IN FAVOR OF THE BANK IN ANY JURISDICTION IN WHICH SUCH BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING REASONABLE ATTORNEYS'
FEES), WITH OR WITHOUT DECLARATION, AND WITHOUT STAY OF EXECUTION, AND) WITH RELEASE OF ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS FOURTH AMENDMENT OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY

STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

     BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY THE BANK UNDER THIS FOURTH AMENDMENT BEFORE JUDGMENT CAN BE ENTERED AND BEFORE ASSETS OF THE BORROWER CAN BE GARNISHED AND ATTACHED, EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO THE BANK, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, ENTERING JUDGMENT AGAINST SUCH BORROWER BY CONFESSION AND ATTACHING AND GARNISHING THE BANK ACCOUNTS AND OTHER ASSETS OP SUCH BORROWER, WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. EACH BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS FOURTH AMENDMENT AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO SUCH BORROWER BY SUCH COUNSEL.

     IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be executed by their duly authorized officers on the date first above written.

                               LIBERTY TECHNOLOGIES, INC.

                               By: /s/ Daniel G. Clare
                                   -------------------
                               Name/Title: Daniel G. Clare,  Asst. Secretary
                                           ---------------------------------

                               Attest:_________________
                               Name/Title:____________


                               LTH DELAWARE, INC.

                               By: /s/ Daniel G. Clare
                                   -------------------
                               Title: Daniel G. Clare, Secretary
                                      --------------------------

                               Attest:__________________
                               Name/Title:______________

                               LIBERTY TECHNICAL SERVICES, INC.
                               (formerly known as Industrial NDT Company, Inc.)

                               By: /s/ Daniel G. Clare
                                   -------------------
                               Name/Title: Daniel G. Clare, Secretary
                                           --------------------------

                               Attest:__________________
                               Name/Title:______________




                  [Signatures Continued on Following Page]

                               BETA MONITORS INTERNATIONAL, INC.


                               By: /s/ Daniel G. Clare
                                   -------------------
                               Name/Title: Daniel G. Clare/Secretary
                                           -------------------------

                               Attest:________________
                               Name/Title:____________


                               LIBERTY INTERNATIONAL INC.

                               By: /s/ Daniel G. Clare
                                   -------------------
                               Name/Title: Daniel G. Clare/Secretary
                                           -------------------------

                               Attest:__________________
                               Name/Title:______________

                               LIBERTY IMAGING SYSTEMS, INC.

                               By: /s/ Daniel G. Clare
                                   -------------------
                               Name/Title: Daniel G. Clare/Secretary
                                           -------------------------

                               Attest:___________________
                               Name/Title:_______________


                               FIRST UNION NATIONAL BANK

                               By: /s/ Suzanne Storm
                                   -----------------
                               Name/Title: Suzanne Storm/SVP
                                           -----------------

                      EXHIBIT "A" - Permitted Encumbrances

         Those certain liens and encumbrances expressly permitted under Section
5.9 of the Loan Agreement.

         Any liens and encumbrances in connection with equipment and vehicles leased by a Borrower in the ordinary course of business.

                     CONSOLIDATED AMENDED AND RESTATED NOTE

$9,000,000                                      Philadelphia, Pennsylvania
                                                April 1, 1997

       FOR VALUE RECEIVED, LIBERTY TECHNOLOGIES, INC., LTH DELAWARE, INC., LIBERTY TECHNICAL SERVICES, INC. (formerly known as Industrial NDT Company, Inc.), BETA MONITORS INTERNATIONAL, INC., LIBERTY INTERNATIONAL INC., and LIBERTY IMAGING SYSTEMS, INC. (collectively the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST UNIO'N NATIONAL BANK (the "Bank") on April 1, 1998 the principal amount of NINE MILLION DOLLARS ($9,000,000) or, if less, the aggregate outstanding principal under the Revolving Credit extended under the Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, a Third Amendment and Modification to Loan Agreement dated February 27, 1997, and a Fourth Amendment and Modification to Loan Agreement dated the date hereof by and among the Borrowers and the Bank (as amended, the "Loan Agreement"). Terms capitalized but not defined herein shall have the meanings given to them respectively in the Loan Agreement. Reference is made to the Loan Agreement for a statement of the terms and conditions under which the loans evidenced hereby have been made, shall be paid, are secured, and may be prepaid or accelerated. This Note amends and restates and replaces (but does not discharge) the obligations of the Borrowers under the Note dated December 2, 1993 and under the Note dated October 11, 1996, as such notes have been amended, modified and/or extended.

       Until maturity (whether by acceleration or otherwise) interest shall accrue on the outstanding principal balance hereof at the rate or rates set forth in the Loan Agreement. Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed. Subsequent to maturity or the occurrence of any Event of Default, and continuing after entry of any judgment against the Borrowers with respect to the obligations evidenced by this Note, interest shall accrue at an annual rate which shall be two percent (2%) above the rate of interest otherwise payable hereunder. Accrued interest shall be payable monthly on the first day of each month commencing with the month immediately following date hereof and if not paid when due, shall be added to the principal.

       The Borrowers hereby waive the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

       The construction, interpretation and enforcement of this Note shall be governed by the internal laws of the Commonwealth of Pennsylvania.

       EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE BANK, BY ITS ATTORNEY, OR THE PROTHONOTARY OR THE

CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS DEFINED IN THE LOAN AGREEMENT OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST IT IN FAVOR OF THE BANK IN ANY JURISDICTION IN WHICH SUCH BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING REASONABLE ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, AND WITHOUT STAY OF EXECUTION, AND WITH RELEASE OF ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS CONSOLIDATED AMENDED AND RESTATED NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID), PERFORMED, DISCHARGED AND SATISFIED.

       BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY THE BANK UNDER THIS CONSOLIDATED AMENDED AND RESTATED NOTE BEFORE JUDGMENT CAN BE ENTERED AND BEFORE ASSETS OF THE BORROWER CAN BE GARNISHED AND ATTACHED, EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO THE BANK, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, ENTERING JUDGMENT AGAINST SUCH BORROWER BY CONFESSION AND ATTACHING AND GARNISHING THE BANK ACCOUNTS AND OTHER ASSETS OF SUCH BORROWER, WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. EACH BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS CONSOLIDATED AMENDED AND RESTATED NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO SUCH BORROWER BY SUCH COUNSEL.

       IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrowers have caused this Consolidated Amended and Restated Note to be executed by its duly authorized officer as of the day and year first above written.

                               LIBERTY TECKNOLOGIES, INC.

                               By: /s/ Daniel G. Clare
                                   -------------------
                               Name/Title: Daniel G. Clare, Asst. Secretary
                                           --------------------------------

                               Attest:__________________
                               Name/Title:_____________


                               LTH DELAWARE, INC.

                               By: /s/ Daniel G. Clare
                                   -------------------
                               Name/Title: Daniel G. Clare, Secretary
                                           --------------------------

                               Attest:__________________
                               Name/Title:______________

                               LIBERTY TECHNICAL SERVICES, INC.
                               (formerly known as Industrial NDT Company, Inc.)


                              By: /s/ Daniel G. Clare
                                  -------------------
                              Name/Title: Daniel G. Clare, Secretary
                                          --------------------------

                              Attest:____________________
                              Name/Title:________________


                 [Signatures Continued on Following Page]

                          BETA MONITORS INTERNATIONAL, INC.

                          By: /s/ Daniel G. Clare
                              -------------------
                          Name/Title: Daniel G. Clare, Secretary
                                      --------------------------

                          Attest:__________________
                          Name/Title:______________


                          LIBERTY INTERNATIONAL INC.

                          By: /s/ Daniel G. Clare
                              -------------------
                          Name/Title: Daniel G. Clare, Secretary
                                      --------------------------

                          Attest:__________________
                          Name/Title:______________

                          LIBERTY IMAGING SYSTEMS, INC.

                          By: /s/ Daniel G. Clare
                              -------------------
                          Name/Title: Daniel G. Clare, Secretary
                                      --------------------------

                           Attest:____________________
                           Name/Title:________________

                         REAFFIRMATION AND AMENDMENT OF
                               SECURITY AGREEMENT

     This REAFFIRMATION AND AMENDMENT OF SECURITY AGREEMENT dated April 1, 1997 (this "Reaffirmation") to the Security Agreement dated February 27, 1997 and attached hereto as Exhibit "A" (the "Security Agreement") is between LIBERTY TECHNOLOGIES, INC. ("Obligor") and FIRST UNION NATIONAL BANK (the "Bank").

                                   BACKGROUND

     A. Obligor, LTH Delaware, Inc., Liberty Technical Services, Inc., Beta Monitors International, Inc., Liberty International Inc. and Liberty Imaging Systems, Inc. (collectively, the "Borrowers") and the Bank are parties to a Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, a Third Amendment and Modification to Loan Agreement dated February 27, 1997, and a Fourth Amendment and Modification to Loan Agreement dated the date hereof (as amended, modified and/or extended, the "Loan Agreement").

     B. Capitalized terms used, but not defined herein shall have the meaning given such terms in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Amendment. The definition of "Collateral" set forth in Section 1.5 of the Security Agreement is hereby amended and restated to read in its entirety as follows:

          1.5 "Collateral" shall mean all tangible and intangible personal property of the Obligor, including but not limited to:

              (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Obligor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

              (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Obligor to others ("Inventory");

              (c) all leases and rental agreements for personal property between the Obligor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Obligor's residual or reversionary rights therein;

              (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

              (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

              (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

              (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

              (h) all property of the Obligor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Obligor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Obligor;

              (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

              (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

     2. Security Interest. The Obligor grants to the Bank a security interest in and lien on the Collateral as security for the following obligations of the Borrowers to the Bank ("Obligations"):

          (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrowers to the Bank under the Loan Agreement and the other Loan Documents in accordance with the terms thereof;

          (b) To satisfy all of the other liabilities of the Borrowers to the Bank, whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (c) To repay the Bank all amounts advanced by the Bank under the Loan Agreement or otherwise on behalf of the Borrowers, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and

          (d) To reimburse the Bank, on demand, for all of the Bank's expenses and costs, including the reasonable fees and expenses of counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Loan Agreement and the other Loan Documents.

     3. Continuation of Security Interest. The Obligor hereby affirms and reaffirms the security interests granted to the Bank in Section 2 of the Security Agreement and acknowledges that such security interests secure the Obligations of the Borrowers under the Loan Agreement, as it may be amended from time to time, and under all notes executed pursuant thereto, in addition to any and all other obligations of the Borrowers to the Bank which are secured thereby.

     4. Continuation of Security Agreement. Except as expressly amended hereby, all of the terms and provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed. The Obligor hereby confirms that all representations and warranties set forth in the Security Agreement are true and correct as of the date hereof, and there are no defaults thereunder.

     5. Locations. The locations of the offices where the Obligor maintains (i) its books and records concerning the Collateral, (ii) its chief executive offices, and (iii) any Inventory or Equipment are as set forth in Exhibit B hereof.

     6. Additional Documents. The Obligor hereby agrees to do such further acts and to execute and/or deliver to and for the benefit of the Bank any and all additional documents that may be required to perfect the Bank's interests hereunder.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Obligor has executed this Reaffirmation as of the date first written above.

                         LIBERTY TECHNOLOGIES, INC.

                         By: /s/ Daniel G. Clare
                             -------------------
                         Name/Title: Daniel G. Clare, VP & Asst. Secretary
                                     -------------------------------------

                         Attest:_________________
                         Name/Title:_____________

                         FIRST UNION NATIONAL BANK

                         By: /s/ Suzanne Storm
                             -----------------
                         Name/Title: Suzanne S. Storm, SVP
                                     ---------------------

                                    EXHIBIT A

                               Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY TECHNOLOGIES, INC., a Pennsylvania corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alias, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition: (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer or employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect so such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (1) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein: or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional investments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein:

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or noncash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                    (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                    (2) Receive and collect all monies due or to become due to Obligor;

                    (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                    (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                    (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable:

                    (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                    (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                    (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                    (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                    (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

     To Obligor:

         Liberty Technologies, Inc.
         555 North Lane, Suite _____
         Conshohocken, PA 19428
         Attention: Daniel G. Clare, Vice President-Finance
                                     and Chief Financial Officer
         Telecopy Number: (610) 834-0346

     With a copy to:

         Pepper, Hamilton & Scheetz
         1235 Westlakes Drive, Suite 400
         Berwyn, PA 19312
         Attention:  James D. Rosener, Esquire
         Telecopier: (610) 640-7835

     To Bank:

         First Union National Bank
         123 South Broad Street, 10th Floor
         Philadelphia, PA 19109
         Attention: Suzanne S. Storm, Senior Vice President
         Telecopier: (215) 985-3555

     With a copy to:

         Wolf, Block, Schorr and Solis-Cohen
         3SO Sentry Parkway, Building 640
         P.O. Box 3038
         Blue Bell, Pennsylvania 19422
         Attention: Katherine F. Bastian, Esquire
         Telecopier: (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
(a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                                 LIBERTY TECHNOLOGIES, INC.


                                 By: /s/ Daniel G. Clare
                                     -----------------------------------
                                     Daniel G. Clare, Vice President


     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                                 FIRST UNION NATIONAL BANK

                                 By: /s/ Suzanne Storm
                                     ---------------------------------------
                                     Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR

                     555 North Lane, Conshohocken, PA 19428


                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                                    EXHIBIT B

                           Liberty Technologies, Inc.


Location of books and records:

555 North Lane
Conshohocken, PA 19428-2208

Location of chief executive offices:

555 North Lane
Conshohocken, PA 19428-2208

Location of inventory and equipment:

555 North Lane
Conshohocken, PA 19428-2208

8885 Monroe Road
Houston, TX 77061

                         REAFFIRMATION AND AMENDMENT OF
                               SECURITY AGREEMENT

     This REAFFIRMATION AND AMENDMENT OF SECURITY AGREEMENT dated April 1, 1997 (this "Reaffirmation") to the Security Agreement dated February 27, 1997 and attached hereto as Exhibit "A" (the "Security Agreement") is between LTH DELAWARE, INC. "Obligor") and FIRST UNION NATIONAL BANK (the "Bank").

                                   BACKGROUND

     A. Obligor, Liberty Technologies, Inc., Liberty Technical Services, Inc., Beta Monitors International, Inc., Liberty International Inc. and Liberty Imaging Systems, Inc. (collectively, the "Borrowers") and the Bank are parties to a Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, a Third Amendment and Modification to Loan Agreement dated February 27, 1997, and a Fourth Amendment and Modification to Loan Agreement dated the date hereof (as amended, modified and/or extended, the "Loan Agreement").

     B. Capitalized terms used, but not defined herein shall have the meaning given such terms in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Amendment. The definition of "Collateral" set forth in Section 1.5 of the Security Agreement is hereby amended and restated to read in its entirety as follows:

          1.5 "Collateral" shall mean all tangible and intangible personal property of the Obligor, including but not limited to:

               (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Obligor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

               (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Obligor to others ("Inventory");

               (c) all leases and rental agreements for personal property between the Obligor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Obligor's residual or reversionary rights therein;

               (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

               (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

               (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

               (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

               (h) all property of the Obligor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Obligor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Obligor;

               (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

               (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

     2. Security Interest. The Obligor grants to the Bank a security interest in and lien on the Collateral as security for the following obligations of the Borrowers to the Bank ("Obligations"):

          (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrowers to the Bank under the Loan Agreement and the other Loan Documents in accordance with the terms thereof;

          (b) To satisfy all of the other liabilities of the Borrowers to the Bank, whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (c) To repay the Bank all amounts advanced by the Bank under the Loan Agreement or otherwise on behalf of the Borrowers, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and

          (d) To reimburse the Bank, on demand, for all of the Bank's expenses and costs, including the reasonable fees and expenses of counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Loan Agreement and the other Loan Documents.

     3. Continuation of Security Interest. The Obligor hereby affirms and reaffirms the security interests granted to the Bank in Section 2 of the Security Agreement and acknowledges that such security interests secure the Obligations of the Borrowers under the Loan Agreement, as it may be amended from time to time, and under all notes executed pursuant thereto, in addition to any and all other obligations of the Borrowers to the Bank which are secured thereby.

     4. Continuation of Security Agreement. Except as expressly amended hereby, all of the terms and provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed. The Obligor hereby confirms that all representations and warranties set forth in the Security Agreement are true and correct as of the date hereof, and there are no defaults thereunder.

     5. Locations. The locations of the offices where the Obligor maintains (i) its books and records concerning the Collateral, (ii) its chief executive offices, and (iii) any Inventory or Equipment are as set forth in Exhibit B hereof.

     6. Additional Documents. The Obligor hereby agrees to do such further acts and to execute and/or deliver to and for the benefit of the Bank any and all additional documents that may be required to perfect the Bank's interests hereunder.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Obligor has executed this Reaffirmation as of the date first written above.

                                LTH DELAWARE, INC.

                                By: /s/ Daniel G. Clare
                                    -------------------------------------------
                                Name/Title: Daniel G. Clare, V.P. and Secretary
                                            -----------------------------------

                                Attest:
                                        ---------------------------------------
                                Name/Title:
                                            -----------------------------------


                                FIRST UNION NATIONAL BANK

                                By: /s/ Suzanne Storm
                                    ------------------------------------------
                                Name/Title: Suzanne S. Storm, SVP
                                            ---------------------

                                    EXHIBIT A

                               Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LTH DELAWARE, INC., a Delaware corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                   (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                   (2) Receive and collect all monies due or to become due to Obligor;

                   (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                   (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                   (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                   (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                   (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                   (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                   (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                   (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative: Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to Pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

     To Obligor:

          LTH Delaware, Inc.
          555 North Lane, Suite ______
          Conshohocken, PA 19428
          Attention: Daniel G. Clare, Vice President-Finance
                                      and Chief Financial Officer
          Telecopy Number: (610) 834-0346

     With a copy to:

          Pepper, Hamilton & Scheetz
          1235 Westlakes Drive, Suite 400
          Berwyn, PA 19312
          Attention:  James D. Rosener, Esquire
          Telecopier: (610) 640-7835

     To Bank:

          First Union National Bank
          123 South Broad Street, PA1310
          Philadelphia, PA 19109
          Attention: Suzanne S. Storm, Senior Vice President
          Telecopier: (215) 985-3555

     With a copy to:

          Wolf, Block, Schorr and Solis-Cohen
          350 Sentry Parkway, Building 640
          P.O. Box 3038
          Blue Bell, Pennsylvania 19422
          Attention: Katherine F. Bastian, Esquire
          Telecopier: (610) 238-0305 or 238-0374

     12. LIMTATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, 11676/6 DEMAND, ACTION OR CAUSE OF ACTION
(a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                             LTH DELAWARE, INC.


                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                                 Daniel G. Clare, Vice President and Secretary

     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                             FIRST UNION NATIONAL BANK


                             By: /s/ Suzanne Storm
                                 -----------------------------------------
                                 Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR


                     555 North Lane, Conshohocken, PA 19428


                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                                    EXHIBIT B

                               LTH Delaware, Inc.


Location of books and records:

555 North Lane
Conshohocken, PA 19428-2208

Location of chief executive offices:

555 North Lane
Conshohocken, PA 19428-2208

Location of inventory and equipment:

555 North Lane
Conshohocken, PA 19428-2208

                         REAFFIRMATION AND AMENDMENT OF
                               SECURITY AGREEMENT

     This REAFFIRMATION AND AMENDMENT OF SECURITY AGREEMENT dated April 1, 1997 (this "Reaffirmation") to the Security Agreement dated February 27, 1997 and attached hereto as Exhibit "A" (the "Security Agreement") is between LIBERTY TECHNICAL SERVICES, INC. ("Obligor") and FIRST UNION NATIONAL BANK (the "Bank").

                                   BACKGROUND

     A. Obligor, Liberty Technologies, Inc., LTH Delaware, Inc., Beta Monitors International, Inc., Liberty International Inc. and Liberty Imaging Systems, Inc. (collectively, the "Borrowers") and the Bank are parties to a Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, a Third Amendment and Modification to Loan Agreement dated February 27, 1997, and a Fourth Amendment and Modification to Loan Agreement dated the date hereof (as amended, modified and/or extended, the "Loan Agreement").

     B. Capitalized terms used, but not defined herein shall have the meaning given such terms in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Amendment. The definition of "Collateral" set forth in Section 1.5 of the Security Agreement is hereby amended and restated to read in its entirety as follows:

          1.5 "Collateral" shall mean all tangible and intangible personal property of the Obligor, including but not limited to:

               (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Obligor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

               (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Obligor to others ("Inventory");

               (c) all leases and rental agreements for personal property between the Obligor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Obligor's residual or reversionary rights therein;

               (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

               (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

               (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

               (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

               (h) all property of the Obligor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Obligor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Obligor;

               (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

               (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

     2. Security Interest. The Obligor grants to the Bank a security interest in and lien on the Collateral as security for the following obligations of the Borrowers to the Bank ("Obligations"):

          (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrowers to the Bank under the Loan Agreement and the other Loan Documents in accordance with the terms thereof;

          (b) To satisfy all of the other liabilities of the Borrowers to the Bank, whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (c) To repay the Bank all amounts advanced by the Bank under the Loan Agreement or otherwise on behalf of the Borrowers, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and

          (d) To reimburse the Bank, on demand, for all of the Bank's expenses and costs, including the reasonable fees and expenses of counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Loan Agreement and the other Loan Documents.

     3. Continuation of Security Interest. The Obligor hereby affirms and reaffirms the security interests granted to the Bank in Section 2 of the Security Agreement and acknowledges that such security interests secure the Obligations of the Borrowers under the Loan Agreement, as it may be amended from time to time, and under all notes executed pursuant thereto, in addition to any and all other obligations of the Borrowers to the Bank which are secured thereby.

     4. Continuation of Security Agreement. Except as expressly amended hereby, all of the terms and provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed. The Obligor hereby confirms that all representations and warranties set forth in the Security Agreement are true and correct as of the date hereof, and there are no defaults thereunder.

     5. Locations. The locations of the offices where the Obligor maintains (i) its books and records concerning the Collateral, (ii) its chief executive offices, and (iii) any Inventory or Equipment are as set forth in Exhibit B hereof.

     6. Additional Documents. The Obligor hereby agrees to do such further acts and to execute and/or deliver to and for the benefit of the Bank any and all additional documents that may be required to perfect the Bank's interests hereunder.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Obligor has executed this Reaffirmation as of the date first written above.

                                  LIBERTY TECHNICAL SERVICES, INC.

                                  By: /s/ Daniel G. Clare
                                      -----------------------------------------
                                  Name/Title: Daniel G. Clare, VP and Secretary
                                              ---------------------------------


                                  Attest:
                                          -------------------------------------
                                  Name/Title:
                                              ---------------------------------


                                  FIRST UNION NATIONAL BANK

                                  By: /s/ Suzanne Storm
                                      -----------------------------------------
                                  Name/Title: Suzanne S. Storm, SVP
                                              ---------------------------------

                                    EXHIBIT A

                               Security Agreement

     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY TECHNICAL SERVICES, INC., a Pennsylvania corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1.   DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 8550 Dorchester Road, N. Charleston, SC 29420.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

              (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor; consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

              (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

              (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (1) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.


          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8.   REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

              (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

              (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

              (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

              (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

              (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

              (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

              (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

              (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

              (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

              (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                   (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                   (2) Receive and collect all monies due or to become due to Obligor;

                   (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                   (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                   (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                   (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                   (7) Prepare, file and sign Obligor's name or names on any Notice Of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                   (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                   (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                   (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

       To Obligor:

          Liberty Technical Services, Inc.
          555 North Lane, Suite
          Conshohocken, PA 19428
          Attention: Daniel G. Clare, Vice President-Finance
                                       and Chief Financial Officer
          Telecopy Number: (610) 834-0346

     With a copy to:

          Pepper, Hamilton & Scheetz
          1235 Westlakes Drive, Suite 400
          Berwyn, PA 19312
          Attention:  James D. Rosener, Esquire
          Telecopier: (610) 640-7835

     To Bank:

          First Union National Bank
          123 South Broad Street, PA1310
          Philadelphia, PA 19109
          Attention: Suzanne S. Storm, Senior Vice President
          Telecopier: (215) 985-3555

     With a copy to:

          Wolf, Block, Schorr and Solis-Cohen
          350 Sentry Parkway, Building 640
          P.O. Box 3038
          Blue Bell, Pennsylvania 19422
          Attention:  Katherine F. Bastian, Esquire
          Telecopier: (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1   Safekeeping any Collateral;

          12.2   Any loss or damage to any Collateral;

          12.3   Any diminution in value of the Collateral; or

          12.4   Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1  all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15.  MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISINS UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECLINED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                              LIBERTY TECHNICAL SERVICES, INC.

                              By: /s/ Daniel G. Clare
                                  -------------------------------
                                  Daniel G. Clare, Vice President and Secretary

     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                              FIRST UNION NATIONAL BANK

                              By: /s/ Suzanne S. Storm
                                  -------------------------
                                  Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR

               a) 8550 Dorchester Road, N. Charleston, SC Z9420

               b) 555 North Lane, Conshohocken, PA 19428









                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                                    EXHIBIT B

                        Liberty Technical Services, Inc.

Location of books and records:

8550 Dorchester Road
North Charleston, SC 29420

Location of chief executive offices:

555 North Lane
Conshohocken, PA 19428-2208

Location of inventory and equipment:

8550 Dorchester Road
North Charleston, SC 29420

Division locations:

1980 Atomic Road                           4930 Tufts Road
North Augusta, SC 29841                    Mobile, Al 36619

5859 Stuart Avenue                         8885 Monroe Road
Jacksonville, FL 32254                     Houston, TX 77061

5578-C Export Blvd.                        5430 Greenwood Road
Garden City (Savannah), GA 31408           Shreveport, LA 71109

1421 Highway 93
Fall Branch, TN 37656

2410 Charles City Road
Richmond, VA 23231

HC 2, BOX 1080
Florence, WI 54121

3994 North Point Road
Baltimore, MD 21222

                         REAFFIRMATION AND AMENDMENT OF
                               SECURITY AGREEMENT

     This REAFFIRMATION AND AMENDMENT OF SECURITY AGREEMENT dated
April 1, 1997 (this "Reaffirmation") to the Security Agreement dated February 27, 1997 and attached hereto as Exhibit "A" (the "Security Agreement") is between BETA MONITORS INTERNATIONAL, INC. ("Obligor") and FIRST UNION NATIONAL BANK (the "Bank").

                                   BACKGROUND

     A. Obligor, Liberty Technologies, Inc., LTH Delaware, Inc., Liberty Technical Services, Inc., Liberty International Inc. and Liberty Imaging Systems, Inc. (collectively, the "Borrowers") and the Bank are parties to a Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, a Third Amendment and Modification to Loan Agreement dated February 27, 1997, and a Fourth Amendment and Modification to Loan Agreement dated the date hereof (as amended, modified and/or extended, the "Loan Agreement").

     B. Capitalized terms used, but not defined herein shall have the meaning given such terms in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Amendment. The definition of "Collateral" set forth in Section 1.5 of the Security Agreement is hereby amended and restated to read in its entirety as follows:

          1.5 "Collateral" shall mean all tangible and intangible personal property of the Obligor, including but not limited to:

               (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Obligor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

               (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Obligor to others ("Inventory");

               (c) all leases and rental agreements for personal property between the Obligor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Obligor's residual or reversionary rights therein;

               (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

               (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

               (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

               (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

               (h) all property of the Obligor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Obligor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Obligor;

               (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

               (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

     2. Security Interest. The Obligor grants to the Bank a security interest in and lien on the Collateral as security for the following obligations of the Borrowers to the Bank ("Obligations") :

          (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrowers to the Bank under the Loan Agreement and the other Loan Documents in accordance with the terms thereof;

          (b) To satisfy all of the other liabilities of the Borrowers to the Bank, whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (c) To repay the Bank all amounts advanced by the Bank under the Loan Agreement or otherwise on behalf of the Borrowers, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and

          (d) To reimburse the Bank, on demand, for all of the Bank's expenses and costs, including the reasonable fees and expenses of counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Loan Agreement and the other Loan Documents.

     3. Continuation of Security Interest. The Obligor hereby affirms and reaffirms the security interests granted to the Bank in Section 2 of the Security Agreement and acknowledges that such security interests secure the Obligations of the Borrowers under the Loan Agreement, as it may be amended from time to time, and under all notes executed pursuant thereto, in addition to any and all other obligations of the Borrowers to the Bank which are secured thereby.

     4. Continuation of Security Agreement. Except as expressly amended hereby, all of the terms and provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed. The Obligor hereby confirms that all representations and warranties set forth in the Security Agreement are true and correct as of the date hereof, and there are no defaults thereunder.

     5. Locations. The locations of the offices where the Obligor maintains (i) its books and records concerning the Collateral, (ii) its chief executive offices, and (iii) any Inventory or Equipment are as set forth in Exhibit B hereof.

     6. Additional Documents. The Obligor hereby agrees to do such further acts and to execute and/or deliver to and for the benefit of the Bank any and all additional documents that may be required to perfect the Bank's interests hereunder.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Obligor has executed this Reaffirmation as of the date first written above.

                            BETA MONITORS INTERNATIONAL, INC.

                            By: /s/ Daniel G. Clare
                                ---------------------------------------------
                                Daniel G. Clare, Vice President and Secretary

                            Attest:
                                   ------------------------------------------
                            Name/Title:
                                        -------------------------------------


                            FIRST UNION NATIONAL BANK

                            By: /s/ Suzanne S. Storm
                                --------------------------------
                                Suzanne S. Storm, Senior Vice President

                                 EXHIBIT A

                              Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by BETA MONITORS INTERNATIONAL, INC., a Nevada corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1.   DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 8885 Monroe Road, Houston, TX 77061.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

              (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

              (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

              (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank any liens expressly permitted under
Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer or employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; 0-) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amount shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal Property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments. documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8.   REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

              (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

              (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

              (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

              (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

              (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

              (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

              (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

              (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

              (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

              (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

              (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                  (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                  (2) Receive and collect all monies due or to become due to Obligor;

                  (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                  (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                  (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                  (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                  (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                  (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession:

                  (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                  (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

     8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the ru~ning of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES. COSTS. EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

       To Obligor:

         Beta Monitors International, Inc.
         555 North Lane, Suite
         Conshohocken, PA 19428
         Attention: Daniel G. Clare, Vice President-Finance
                                      and Chief Financial Officer
         Telecopy Number: (610) 834-0346

     With a copy to:

         Pepper, Hamilton & Scheetz
         1235 Westlakes Drive, Suite 400
         Berwyn, PA 19312
         Attention:  James D. Rosener, Esquire
         Telecopier: (610) 640-7835

     To Bank:

         First Union National Bank
         123 South Broad Street,
         Philadelphia, PA 19109
         Attention: Suzanne S. Storm, Senior Vice President
         Telecopier: (215) 985-3555

     With a copy to:

          Wolf, Block, Schorr and Solis-Cohen
          350 Sentry Parkway, Building 640
          P.O. Box 3038
          Blue Bell, Pennsylvania 19422
          Attention:  Katherine F. Bastian, Esquire
          Telecopier: (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1   Safekeeping any Collateral;

          12.2   Any loss or damage to any Collateral;

          12.3   Any diminution in value of the Collateral; or

          12.4   Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings.

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15.  MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, ail of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAMD, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                             BETA MONITORS INTERNATIONAL, INC.

                             By: /s/ Daniel G. Clare
                                 -----------------------------------
                                 Daniel G. Clare, Vice President and Secretary

   Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                             FIRST UNION NATIONAL BANK

                             By: /s/ Suzanne S. Storm
                                 -----------------------------------
                                 Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES 0F OBLIGOR

                     a) 8885 Monroe Road, Houston, TX 77061

                     b) 555 North Lane, Conshohocken, PA 19428







                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                                    EXHIBIT B
                                    ---------

                        Beta Monitors International, Inc.

Location of books and records:

555 North Lane
Conshohocken, PA 19428-2208

Location of chief executive offices:

555 North Lane
Conshohocken, PA 19428-2208

Location of inventory and equipment:

555 North Lane
Conshohocken, PA 19428-2208

8885 Monroe Road
Houston, TX 77061

                         REAFFIRMATION AND AMENDMENT OF
                               SECURITY AGREEMENT

     This REAFFIRMATION AND AMENDMENT OF SECURITY AGREEMENT dated April 1, 1997 (this "Reaffirmation") to the Security Agreement dated February 27, 1997 and attached hereto as Exhibit "A" (the "Security Agreement") is between LIBERTY INTERNATIONAL INC. ("Obligor") and FIRST UNION NATIONAL BANK (the "Bank").

                                   BACKGROUND

     A. Obligor, Liberty Technologies, Inc., LTH Delaware, Inc., Liberty Technical Services, Inc., Beta Monitors International, Inc. and Liberty Imaging Systems, Inc. (collectively, the "Borrowers") and the Bank are parties to a Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, a Third Amendment and Modification to Loan Agreement dated February 27, 1997, and a Fourth Amendment and Modification to Loan Agreement dated the date hereof (as amended, modified and/or extended, the "Loan Agreement").

     B. Capitalized terms used, but not defined herein shall have the meaning given such terms in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Amendment. The definition of "Collateral" set forth in Section 1.5 of the Security Agreement is hereby amended and restated to read in its entirety as follows:

          1.5 "Collateral" shall mean all tangible and intangible personal property of the Obligor, including but not limited to:

              (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Obligor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

              (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Obligor to others ("Inventory");

              (c) all leases and rental agreements for personal property between the Obligor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Obligor's residual or reversionary rights therein; (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

              (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

              (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

              (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

              (h) all property of the Obligor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Obligor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Obligor;

              (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

              (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

     2. Security Interest. The Obligor grants to the Bank a security interest in and lien on the Collateral as security for the following obligations of the Borrowers to the Bank ("Obligations"):

          (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrowers to the Bank under the Loan Agreement and the other Loan Documents in accordance with the terms thereof;

          (b) To satisfy all of the other liabilities of the Borrowers to the Bank, whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (c) To repay the Bank all amounts advanced by the Bank under the Loan Agreement or otherwise on behalf of the Borrowers, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and

          (d) To reimburse the Bank, on demand, for all of the Bank's expenses and costs, including the reasonable fees and expenses of counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Loan Agreement and the other Loan Documents.

     3. Continuation of Security Interest. The Obligor hereby affirms and reaffirms the security interests granted to the Bank in Section 2 of the Security Agreement and acknowledges that such security interests secure the Obligations of the Borrowers under the Loan Agreement, as it may be amended from time to time, and under all notes executed pursuant thereto, in addition to any and all other obligations of the Borrowers to the Bank which are secured thereby.

     4. Continuation of Security Agreement. Except as expressly amended hereby, all of the terms and provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed. The Obligor hereby confirms that all representations and warranties set forth in the Security Agreement are true and correct as of the date hereof, and there are no defaults thereunder.

     5. Locations. The locations of the offices where the Obligor maintains (i) its books and records concerning the Collateral, (ii) its chief executive offices, and (iii) any Inventory or Equipment are as set forth in Exhibit B hereof.

     6. Additional Documents. The Obligor hereby agrees to do such further acts and to execute and/or deliver to and for the benefit of the Bank any and all additional documents that may be required to perfect the Bank's interests hereunder.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Obligor has executed this Reaffirmation as of the date first written above.

                     LIBERTY INTERNATIONAL INC.

                     By: /s/ Daniel G. Clare
                         --------------------------
                     Name/Title: Daniel G. Clare, Vice President and  Secretary
                          -----------------------------------------------------

                     Attest:
                            -------------------
                     Name/Title:
                                 --------------

                     FIRST UNION NATIONAL BANK

                     By:/s/ Suzanne S. Storm
                        ----------------------
                     Name/Title: Suzanne S. Storm/Senior Vice President
                                  -------------------------------------

                                    EXHIBIT A

                               Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY INTERNATIONAL INC., a Nevada corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1.   DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "Proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

              (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

              (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

              (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition: (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect so such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (1) the accounts have not been sold, assigned or transferred to any other Persona and no Person except Obligor has any claim thereto or (with exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional investments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8.   REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

              (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

              (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

              (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

              (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

              (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

              (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

              (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

              (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

              (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

              (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

              (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                  (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                  (2) Receive and collect all monies due or to become due to Obligor;

                  (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                  (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                  (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                  (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                  (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                  (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                  (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                  (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

          If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

       To Obligor:

          Liberty Technologies, Inc.
          555 North Lane, Suite
          Conshohocken, PA 19428
          Attention: Daniel G. Clare, Vice President-Finance
                                        and Chief Financial Officer
          Telecopy Number: (610) 834-0346

     With a copy to:

          Pepper, Hamilton & Scheetz
          1235 Westlakes Drive, Suite 400
          Berwyn, PA 19312
          Attention:  James D. Rosener, Esquire
          Telecopier: (610) 640-7835

     To Bank:

          First Union National Bank
          123 South Broad Street, PA1310
          Philadelphia, PA 19109
          Attention:  Suzanne S. Storm, Senior Vice President
          Telecopier: (215) 985-3555

     With a copy to:

          Wolf, Block, Schorr and Solis-Cohen
          35O Sentry Parkway, Building 640
          P.O. Box 3038
          Blue Bell, Pennsylvania 19422
          Attention:  Katherine F. Bastian, Esquire
          Telecopier: (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1   Safekeeping any Collateral;

          12.2   Any loss or damage to any Collateral;

          12.3   Any diminution in value of the Collateral; or

          12.4   Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15.  MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                             LIBERTY INTERNATIONAL INC.


                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                                 Daniel G. Clare, Vice President and Secretary


   Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                             FIRST UNION NATIONAL BANK

                             By: /s/ Suzanne Storm
                                 -------------------------------------------
                                     Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR
                         ------------------------------

                     555 North Lane, Conshohocken, PA 19428







                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                                    EXHIBIT B

                           Liberty Imaging Systems, Inc.
                           --------------------------

Location of books and records:

555 North Lane
Conshohocken, PA 19428-2208

Location of chief executive offices:

555 North Lane
Conshohocken, PA 19428-2208

Location of inventory and equipment:

555 North Lane
Conshohocken, PA 19428-2208

                         REAFFIRMATION AND AMENDMENT OF
                               SECURITY AGREEMENT

     This REAFFIRMATION AND AMENDMENT OF SECURITY AGREEMENT dated April 1, 1997 (this "Reaffirmation") to the Security Agreement dated February 27, 1997 and attached hereto as Exhibit "A" (the "Security Agreement") is between LIBERTY IMAGING SYSTEMS, INC. ("Obligor") and FIRST UNION NATIONAL BANK (the "Bank").

                                   BACKGROUND

     A. Obligor, Liberty Technologies, Inc., LTH Delaware, Inc., Liberty Technical Services, Inc., Beta Monitors International, Inc. and Liberty International Inc. (collectively, the "Borrowers") and the Bank are parties to a Loan Agreement dated as of December 2, 1993, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1996, a Third Amendment and Modification to Loan Agreement dated February 27, 1997, and a Fourth Amendment and Modification to Loan Agreement dated the date hereof (as amended, modified and/or extended, the "Loan Agreement").

     B. Capitalized terms used, but not defined herein shall have the meaning given such terms in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Amendment. The definition of "Collateral" set forth in Section 1.5 of the Security Agreement is hereby amended and restated to read in its entirety as follows:

           1.5 "Collateral" shall mean all tangible and intangible personal property of the Obligor, including but not limited to:

               (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Obligor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

               (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Obligor to others ("Inventory");

               (c) all leases and rental agreements for personal property between the Obligor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Obligor's residual or reversionary rights therein;

               (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property
               ("Equipment");

               (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

               (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

               (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

               (h) all property of the Obligor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Obligor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Obligor;

               (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

               (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

       2. Security Interest. The Obligor grants to the Bank a security interest in and lien on the Collateral as security for the following obligations of the Borrowers to the Bank ("Obligations"):

          (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrowers to the Bank under the Loan Agreement and the other Loan Documents in accordance with the terms thereof;

          (b) To satisfy all of the other liabilities of the Borrowers to the Bank, whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (c) To repay the Bank all amounts advanced by the Bank under the Loan Agreement or otherwise on behalf of the Borrowers, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and

          (d) To reimburse the Bank, on demand, for all of the Bank's expenses and costs, including the reasonable fees and expenses of counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Loan Agreement and the other Loan Documents.

       3. Continuation of Security Interest. The Obligor hereby affirms and reaffirms the security interests granted to the Bank in Section 2 of the Security Agreement and acknowledges that such security interests secure the Obligations of the Borrowers under the Loan Agreement, as it may be amended from time to time, and under all notes executed pursuant thereto, in addition to any and all other obligations of the Borrowers to the Bank which are secured thereby.

       4. Continuation of Security Agreement. Except as expressly amended hereby, all of the terms and provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed. The Obligor hereby confirms that all representations and warranties set forth in the Security Agreement are true and correct as of the date hereof, and there are no defaults thereunder.

       5. Locations. The locations of the offices where the Obligor maintains
(i) its books and records concerning the Collateral, (ii) its chief executive offices, and (iii) any Inventory or Equipment are as set forth in Exhibit B hereof.

       6. Additional Documents. The Obligor hereby agrees to do such further acts and to execute and/or deliver to and for the benefit of the Bank any and all additional documents that may be required to perfect the Bank's interests hereunder.

       IN WITNESS WHEREOF, and intending to be legally bound hereby, the Obligor has executed this Reaffirmation as of the date first written above.

                     LIBERTY IMAGING SYSTEMS, INC.

                     By: /s/ Daniel G. Clare
                         -------------------------------
                     Name/Title: Daniel G. Clare, Vice President and Secretary
                                 ---------------------------------------------

                     Attest:
                             ---------------------------
                     Name/Title:
                                 -----------------------

                     FIRST UNION NATIONAL BANK

                     By: /s/ Suzanne Storm
                         -------------------------------
                     Name/Title: Suzanne S. Storm, Senior Vice President
                                 ---------------------------------------

                                    EXHIBIT A

                               Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY IMAGING SYSTEMS, INC., a Pennsylvania corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

        1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

        1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

        1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

        1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

        1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

           (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

           (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

           (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

        1.6 "Event of Default" shall include any and all events described in
Section 7 below.

        1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

        1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

        5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

        5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

        5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

        5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

        5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (1) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

        5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

        6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

        6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

        6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

        6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

        6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

     6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

     6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

        6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

        7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

        7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

        7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

        7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

        8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

           (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

           (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

           (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

        8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

           (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

           (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

           (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

           (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

           (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

           (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

           (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

           (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

              (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

              (2) Receive and collect all monies due or to become due to Obligor;

              (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

              (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

              (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

              (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

              (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

              (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

              (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

              (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

        8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

        8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

        8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

        9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

        9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

        9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan
Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

     To Obligor:

          Liberty Imaging Systems, Inc.
          555 North Lane, Suite ______
          Conshohocken, PA 19428
          Attention: Daniel G. Clare, Vice President-Finance
                             and Chief Financial Officer
          Telecopy Number: (610) 834-0346

    With a copy to:

         Pepper, Hamilton & Scheetz
         1235 Westlakes Drive, Suite 400
         Berwyn, PA 19312
         Attention:  James D. Rosener, Esquire
         Telecopier: (610) 640-7835

     To Bank:

         First Union National Bank
         123 South Broad Street, PA1310
         Philadelphia, PA 19109
         Attention: Suzanne S. Storm, Senior Vice President
         Telecopier: (215) 985-3555

     With a copy to:

          Wolf, Block, Schorr and Solis-Cohen
          350 Sentry Parkway, Building 640
          P.O. Box 3038
          Blue Bell, Pennsylvania 19422
          Attention:  Katherine F. Bastian, Esquire
          Telecopier: (610) 238-0305 or 238-0374

     12. LIMTATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1   Safekeeping any Collateral;

          12.2   Any loss or damage to any Collateral;

          12.3   Any diminution in value of the Collateral; or

          12.4   Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

        13.1 all errors, defects and imperfections in such proceedings;

        13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

        13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

        13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

        13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

        13.6 any demand for possession of Collateral prior to commencement of any suit; and

        13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

        15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

        15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

        15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

        15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

        15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

        15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.


        15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

        15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

        15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

        15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

        15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                             LIBERTY IMAGING SYSTEMS, INC.

                             By: /s/ Daniel G. Clare
                                -----------------------------------------------
                                Daniel G. Clare, Vice President and Secretary

     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                             FIRST UNION NATIONAL BANK



                            By: /s/ Suzanne Storm
                               ------------------------------------------------
                               Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR


                     555 North Lane, Conshohocken, PA 19428

                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                                    EXHIBIT B

                           Liberty International Inc.

Location of books and records:

555 North Lane
Conshohocken, PA 19428-2208

Location of chief executive offices:

555 North Lane
Conshohocken, PA 19428-2208

Location of inventory and equipment:

555 North Lane
Conshohocken, PA 19428-2208

STATE OF SOUTH CAROLINA                     MORTGAGE AND SECURITY AGREEMENT
COUNTY OF DORCHESTER

THIS MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as the "Mortgage") made and entered into as of the 1st day of April, 1997, by and between, LIBERTY TECHNICAL SERVICES, INC. (formerly known as Industrial NDT Company, Inc., a Pennsylvania corporation, having a mailing address of 555 North Lane, Conshohocken, PA 19428 (hereinafter referred to as "Mortgagor"), and FIRST UNION NATIONAL BANK, a national banking association having as a mailing address of 123 South Broad Street, Philadelphia, PA 19lO6 (hereinafter referred to as "Mortgagee").

                                   WITNESSETH:

That for and in consideration of the sum of Ten and No/l00 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Mortgagor hereinafter set forth, Mortgagor does hereby mortgage, grant, bargain, sell, convey, assign, transfer and set over unto Mortgagee and the successors and assigns of Mortgagee all of the following described land and interests in land, estates, easements, rights, improvements, property, fixtures, equipment, furniture, furnishings, appliances and appurtenances (hereinafter collectively referred to as the "Mortgaged Property"):

                             THE MORTGAGED PROPERTY

(A) THE LAND. All the land located in the County of Dorchester, State of South Carolina (the "Land"), described in Exhibit "A" attached hereto and made a part hereof;

(B) THE IMPROVEMENTS. TOGETHER WITH all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, machinery, appliances, equipment, furniture, and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, or attached to or used or intended to be used in connection with or with the operation of, the Land, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures subject to any lien, security interest or claim together with the benefit of any deposit or payments now or hereafter made by Mortgagor or on its behalf (the "Improvements").

(C) EASEMENTS OR OTHER INTERESTS. TOGETHER WITH all easements, rights-of-way, gores of land, streets, ways, alley passages, sewer rights, waters, water courses, water rights and liberties, tenements, hereditaments and. appurtenances; whatsoever, in any way, belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in Paragraph (A), (B), and (C) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Paragraphs (A), (B), and (C) hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the property described in paragraphs (A), (B), and (C) hereof or any part thereof.

(D) FIXTURES AND PERSONAL PROPERTY. TOGETHER WITH a security interest in (i) all property and fixtures now or hereafter acquired and affixed to or located on the property described in Paragraphs (A), (B), and (C) hereof which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the real property, (ii) all articles of personal property now or hereafter acquired and all materials delivered to the property described in Paragraphs (A), (B), and (C) hereof for use in any construction being conducted thereon, and owned by Mortgagor; (iii) and all contract rights, general intangibles, actions and rights in action now or hereafter acquired pertaining to the Mortgaged Property, including all rights to insurance proceeds, and (iv) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing. Mortgagor (Debtor) hereby grants to Mortgagee (Secured Party) a security interest in all fixtures, rights in action and personal property described herein.

TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto Mortgagee, its successors and assigns, to its own proper use and benefit forever.

This Mortgage and Security Agreement is given to secure the following described indebtedness:

     (a) The debt evidenced by that certain Consolidated Amended and Restated Note in the face amount of Nine Million Dollars ($9,000,000) dated April 1, 1997 of Mortgagor, LTH Delaware, Inc.; Liberty Technologies, Inc.; Beta Monitors International, Inc.; Liberty International Inc.; and Liberty Imaging Systems, Inc. to Mortgagee (hereinafter referred to as the "Note"), as well as that certain Loan Agreement dated as of December 2, 1996, as amended by an Amendment and Modification to Loan Agreement dated December 30, 1995, a Second Amendment and Modification to Loan Agreement dated October 11, 1995, a Third Amendment and Modification to Loan Agreement dated February 27, 1997 and a Fourth Amendment and Modification to Loan Agreement dated April 1, 1997 (hereinafter collectively referred to as the "Loan Agreement") together with any and all modifications, renewals and/or extensions of the Note or the Loan Agreement;

     (b) Any and all additional future advances and readvances pursuant to the provisions of Section 29-3-50 of the Code of Laws of South Carolina, 1976, as amended, made by Mortgagee under the Note or to protect or preserve the Mortgaged Property or the lien hereof with respect to the Mortgaged Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not the original Mortgagor remains the owner of the Mortgaged Property at the time of such advances);

     (c) Any and all other indebtedness, liabilities, or obligations of Mortgagor to Mortgagee, of any nature whatsoever whether now existing or hereafter created, whether direct, indirect, or secondary, and any and all modifications, extensions and/or renewals thereof, including without limitation;

           All of the indebtedness referred to above in (a), (b), and (c) is hereinafter referred to collectively as the "Indebtedness". The Note, this Mortgage, the Loan Agreement, and any and all documents or agreements executed in connection with any of the foregoing, together with all renewals, extensions and modifications thereof, are collectively referred to herein as the "Loan Documents".

PROVIDED, ROWEVER, that the maximum amount of the Indebtedness outstanding at any one time secured hereby shall not exceed twice the face amount of the Note plus interest thereon, and all charges and expenses of collection incurred by Mortgagee, including court costs and reasonable attorney's fees.

PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee all the principal and interest payable under the Loan Documents at the times and in the manner stipulated therein and herein, all without any deduction or credit for taxes or other similar charges paid by Mortgagor, and shall keep, perform and observe all the covenants and promises in the Loan Documents to be kept, performed or observed by Mortgagor, then this Mortgage, and all the properties, interest and rights hereby granted, conveyed and assigned shall cease and be void.

Mortgagor further covenants and agrees with Mortgagee as follows:

                                   ARTICLE ONE

                             COVENANTS OF MORTGAGOR

1.01 Performance of Loan Documents. Mortgagor shall perform, observe, and comply with all provisions hereof and of the Loan Documents, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Loan Documents when payment shall become due, all without deduction or credit for taxes or other similar charges paid by Mortgagor.

1.02 Warranty of Title. Mortgagor covenants and warrants that it is seized of an indefeasible estate in fee simple in the Land and real property hereby mortgaged, has good and absolute title to all existing personal property hereby mortgaged or made subject to the security interest hereby created and has good right, full power and lawful authority to convey, mortgage and encumber the same as provided herein; that Mortgagor may at all times peaceably and quietly enter upon, hold, occupy and enjoy the land and real property hereby mortgaged and every part thereof; that the land, real property and all existing personal property hereby mortgaged or made subject to the security interest hereby created is free and clear of all liens, security interests, charges and encumbrances whatsoever, except the lien for property taxes not yet due and payable and those permitted encumbrances, if any, described in the Loan Agreement. Mortgagor shall and will make such further assurances to perfect Mortgagee's fee simple title to the Land and the real property hereby mortgaged, and the title to the personal property hereby mortgaged or made subject to the security interest hereby created as may reasonably be required. Mortgagor fully warrants the title to the Mortgaged Property hereby mortgaged or made subject to the security interest hereby created and every part thereof, and will forever defend the same against the claims of all persons whomsoever.

1.03 Zoning. Mortgagor covenants and warrants that all applicable zoning laws, ordinances and regulations affecting the Land permit the use and occupancy of the Improvements.

1.04 Taxes and Liens.

     (a) Mortgagor shall pay or bond promptly, when and as due, and shall promptly exhibit to Mortgagee receipts for the payment of, all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged property or any part thereof, or upon or against the Mortgagor or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality, borough or other taxing authority upon or against Mortgagor or in respect of the Mortgaged Property or any part thereof, and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of this Mortgage before they become delinquent and before any interest attaches or any penalty is incurred.

     (b) Mortgagor shall not permit or suffer for more than ten (10) days any unbonded mechanics', laborers', materialmen's statutory or other lien upon any of the Mortgaged Property.

     (c) Mortgagor shall not claim, demand or be entitled to receive any credit or credits on the principal or interest payable under the terms of the Loan Documents or on any other sums secured hereby, for so much of the taxes, assessments or similar impositions assessed against the Mortgaged Property or any part thereof as are applicable to the indebtedness secured hereby or to Mortgagee's interest in the Mortgaged property. No deduction shall be claimed from the taxable value of the Mortgaged Property or any part thereof by reason of the Loan Documents.

     (d) In the event of passage, after the date of this Mortgage, of any law of the State of South Carolina, deducting from the value of real property for the purpose of taxation, any lien thereon or changing in any way the laws for the taxation of Mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage or the indebtedness secured hereby, the holder of such indebtedness shall have the right to require the Mortgagor to pay the Mortgagee within ten (10) days of notice thereof by Mortgagee to Mortgagor any cost to be borne by the Mortgagee attributable to the change in such law or laws, and in the event same is not paid, then Mortgagee may declare the principal sum and the interest due on a date to be specified by not less than thirty (30) days written notice to be given to Mortgagor by Mortgagee.

1.05  Insurance.

     (a) Mortgagor shall at its sole expense obtain for, deliver to and maintain for the benefit of Mortgagee, during the life of this Mortgage, insurance policies in such amounts as Mortgagee may require but in no event exceeding the replacement cost of the Improvements insuring the Mortgaged Property against fire, extended coverage and such other insurable hazards, casualties and contingencies as Mortgagee may at any time during the life of this loan require (including flood damage, if deemed necessary by Mortgagee in its sole discretion), and shall pay promptly, when due, all premiums on such insurance policies and any renewals thereof. The form of such policies and the companies issuing them shall be acceptable to Mortgagee. All such policies and renewals thereof shall be held by Mortgagee and shall contain a noncontributory mortgagee endorsement making losses payable to Mortgagee. The coverage under such policies shall be limited to the improvements now or hereafter located on the Mortgaged

          Property. At least thirty (30) days prior to the expiration date of all such policies, renewals thereof satisfactory to Mortgagee shall be delivered to Mortgagee. Mortgagor shall deliver to Mortgagee receipts evidencing the payment of all premiums on such insurance policies and renewals. Delivery of the insurance policies and renewals thereof shall constitute an assignment to Mortgagee, as further security, of all unearned premiums. In the event of loss, Mortgagor will give immediate written notice to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged property in extinguishment of the indebtedness and other sums secured hereby, all right, title, and interest of Mortgagor in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee. Mortgagee may at any time at its own discretion procure and substitute for any and all of the insurance so held as aforesaid, such other policy or policies of insurance, in like amount, as it may determine without prejudice to its right to foreclose hereunder should Mortgagor fail or refuse to keep said premises so insured.

     (b) Mortgagor hereby assigns to Mortgagee all proceeds from any insurance policies, and Mortgagee is hereby authorized and empowered in its reasonable discretion, to adjust or compromise any loss under any insurance policies on the Mortgaged Property with the consent of the Mortgagor, which consent shall not be unreasonably withheld, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses to Mortgagor and Mortgagee jointly. Any balance of such monies after restoration shall either be applied toward the reduction of indebtedness and other sums secured hereby or shall be paid to Mortgagor. Mortgagee shall not be responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

1.06 Condemnation. If all or any part of the Mortgaged Property shall be damaged or taken through condemnation (which term when used herein shall include any damage or taking by any governmental authority to so damage or take, and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness and other sum secured hereby shall, at the option of Mortgagee, become immediately due and payable, Mortgagee shall be entitled to all compensation awards, damages, claims, rights of action and proceeds of, or on account of damage of taking through condemnation and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Mortgagor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection there with. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto are hereby assigned by Mortgagor to Mortgagee, who, after deducting therefrom all its expenses including attorney's fees, may release any monies so received by it without affecting the lien of this Mortgage or may apply the same, in such manner as Mortgagee shall determine, to the reduction of the sums secured hereby and to any prepayment charge provided in the Note, this Mortgage or other instruments securing the Note. Any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as Mortgagee may require.

1.07  Care of Property.

     (a) Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not remove, demolish, materially alter or materially change the use of any building, structure or other improvement presently or hereafter on the Land without the prior written consent of Mortgagee. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof.

     (b) Except as otherwise provided in this Mortgage no fixture, personal property or other part of the Mortgaged Property shall be removed, demolished or altered without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld. Mortgagor may sell or otherwise dispose of, free from the lien of this Mortgage, furniture, furnishings, equipment, tools, appliances, or machinery which are not fixtures but which are subject to the lien hereof, which may become worn out, undesirable or obsolete only if they are replaced immediately with similar items of at least equal value. Such items shall, without further action, become subject to the lien of this Mortgage, except as otherwise provided in this Mortgage.

     (c) Mortgagee and Mortgagee's agents and independent contractors may enter upon and inspect the Mortgaged Property at reasonable times during the term of this Mortgage. Without limiting the scope of said right of inspection, Mortgagee and Mortgagee's agents and experts shall have the right at reasonable times during the term of this Mortgage to conduct environmental reviews of the Property (including any sampling as may be deemed appropriate by Mortgagee).

     (d) Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof.

     (e) If all or any part of the Mortgaged Property shall be lost, damaged or destroyed by fire or any other cause, Mortgagor will give immediate written notice thereof to Mortgagee and shall promptly restore the Mortgaged Property to the equivalent of its original condition regardless of whether or not there shall be any insurance proceeds therefor, and provided that Mortgagee assigns to Mortgagor available insurance proceeds, if any, for the purpose of restoration. If a part of the Mortgaged Property shall be lost, physically damaged or destroyed through condemnation, Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to Mortgagee.

     l.08 Transfer of Property. Mortgagor shall not sell, convey, transfer, lease or further encumber any interest in or any part of the Mortgaged Property (whether voluntarily or by operation of law), without the prior written consent of Mortgagee, which shall not be unreasonably withheld. If any person should obtain any interest in all or any part of the Mortgaged Property pursuant to the execution or enforcement of any lien, security interest or other right, whether superior, equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by the Mortgagor. Mortgagor shall not, without the prior written consent of Mortgagee, further assign the rents from the Mortgaged Property, nor enter into any agreement or do any act to amend, modify, extend, terminate or cancel, accept the surrender, subordinate, accelerate the payment of rent.

     l.09 Further Assurance. At any time and from time to time, upon Mortgagee's request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee and, where appropriate, shall cause to be recorded or filed and from time to time thereafter to be re-recorded or refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee any and all such further mortgages, instruments of further assurance, certificates or other documents as Mortgagee may consider necessary or desirable in order to effectuate, complete, or to continue and preserve the obligations of Mortgagor under the Loan Documents. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record or refile any and all such mortgages, instruments, financing statements, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so. It is expressly intended that this power of attorney is coupled with an interest.

     1.10 After Acquired Property. The lien of this Mortgage will automatically attach, without further act, to all after acquired property located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Mortgaged property or any part thereof.

     1.11 Leases Affecting Mortgaged Property. Mortgagor shall comply with and observe its obligations as Landlord under all leases affecting the Mortgaged property or any part thereof. Mortgagor, if required by Mortgagee, shall furnish promptly to Mortgagee executed copies of all such leases now existing or hereafter created, all of which shall be in forms and substance subject to the approval of Mortgagee.

     1.12 Expenses. Mortgagor shall pay or reimburse Mortgagee for all costs charges, and expenses (including any expenses arising out of any bankruptcy proceeding which may affect any security covered by this Mortgage, including reasonable attorney's fees and disbursements, and costs incurred or paid by Mortgagee in any action which is threatened, pending or completed or proceeding or dispute in which Mortgagee is or might be made a party or appears as a party plaintiff or party defendant and which affects or might affect the Loan Documents, this Mortgage, or the Mortgaged property or any part thereof, or the interests of Mortgagor or Mortgagee therein, including but not limited to the foreclosure of this Mortgage, condemnation involving all or part of the Mortgaged Property or any action to protect the security hereof. All costs, charges, and expenses except where Mortgagor and Mortgagee are adverse parties unless awarded by the Court so incurred or paid by Mortgagee shall become due and payable immediately, whether or not there by notice, demand, attempt to collect or suit pending. The amounts so incurred or paid by Mortgagee, together with interest thereon at the default Rate as hereinafter defined from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage.

     1.13 Mortgagee's Performance of Defaults. If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition, or its obligation to furnish insurance hereunder or in the performance or observance of any other covenant, condition or term of this Mortgage or of any of the Loan Documents, Mortgagee may at its option perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expenses incurred or paid by Mortgagee in connection therewith shall become due and payable immediately by Mortgagor. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate as hereinafter defined from the date incurred until paid by Mortgagor, shall be added to the indebtedness secured by the lien of this Mortgage. Nothing contained herein shall be construed as requiring Mortgagee to advance or expend monies for any purposes mentioned in this Paragraph, or for any other purpose. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

     1.14 Books and Records. Mortgagor shall keep and maintain at all times complete, true and accurate books of accounts and records reflecting the results of the operation of the Mortgaged Property. Mortgagor shall furnish to Mortgagee a certified financial statement certified by a certified public accountant of income and expenses on the Mortgaged property within ninety (90) days following the end of each fiscal year or calendar year. Mortgagor shall permit Mortgagee to inspect said books and records upon request by Mortgagee.

     1.15 Estoppel Affidavits. Mortgagor, within ten (10) days after written request from Mortgagee, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on the Loan Documents, and any other unpaid sums secured hereby, and whether or not any offsets or defenses exist against such principal and interest or other sums.

                                   ARTICLE TWO

                                    DEFAULTS

     2.01 Events of Default. The term Event of Default, wherever used in this Mortgage, shall mean any one or more of the following events:

          (a) A breach by Mortgagor of any of the covenants, agreements and conditions of Article One hereof.

          (b) The occurrence of an Event or Events of Default under the Loan Agreement or any other Loan Documents.

          (c) Default by Mortgagor or if foreclosure is instituted against Mortgagor under any agreement or obligation of Mortgagor affecting any portion of the. Mortgaged Property, or any other documents or instruments securing any other indebtedness of Mortgagor to Mortgagee, if such default is not cured within any grace period permitted therein and if such default permits the holder to cause such obligation to become due prior to its stated maturity. Mortgagor shall notify Mortgagee in writing of the occurrence of such default, specifying the nature of such default.

          (d) Material breach of any warranty or material untruth of any representation of Mort9a9or contained in the Loan Documents.

     2.02 Acceleration of Maturity. If an Event of Default shall have occurred, Mortgagee may declare the Indebtedness to be due and payable immediately, and upon such declaration the Indebtedness shall immediately become due and payable without demand or notice.

     2.03 Mortgagee's Power of Enforcement. If an Event of Default shall have occurred, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Loan Documents or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged property, under the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession or both, as the Mortgagee may determine.

     2.04 Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.

          (a) If an Event of Default shall have occurred, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession, and if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property, and may exclude Mortgagor and its agents and employees wholly therefrom, and may have joint access with Mortgagor to the books, papers, and accounts of Mortgagor.

          (b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of the Mortgaged Property to Mortgagee along with all books, papers. and accounts of Mortgagor, to entry of which judgment or decree Mortgagor hereby specifically consents.

          (c) Mortgagor shall pay to Mortgagee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses, and compensation shall, until paid, be secured by the lien of this Mortgage.

          (d) Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage, and control the Mortgaged Property and conduct the business thereof, and, from time to time:

               (i) make all necessary and proper maintenance, repair, renewals, replacements, additions, betterments, and improvements, thereto and thereon and purchase or otherwise acquire additional fixtures, personally and other property;

               (ii)   insure or keep the Mortgaged property insured;

               (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in its name or otherwise, with respect to the same;

               (iv) enter into agreements with others to exercise the powers herein granted Mortgagee;

     all as Mortgagee in its reasonable judgment from time to time may determine; and Mortgagee may collect and receive all the income, revenues, rents, issues, and profits of the same including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (1) the reasonable compensation, expenses and disbursement of the agents and attorneys; (2) the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Property or any part thereof; (3) the deposits for taxes and assessments and insurance premiums due; and (4) the payment of the Indebtedness.

     Mortgagee shall surrender possession of the Mortgaged Property to Mortgagor only when all that is due upon such interest, tax and insurance deposits and principal installments, and under any of the terms of this Mortgage, shall have been paid and all defaults made good. The same right to taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

2.05 Purchase by Mortgagee. Upon any such foreclosure sale, Mortgagee may bid for and purchase the Mortgaged Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

2.06 Application of Indebtedness Toward Purchase Price. Upon any such foreclosure sale, Mortgagee may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash and for the costs and expenses of the sale, compensation and other charges, in paying the purchase price apply any portion of or all sums due to Mortgagee under the Loan Documents in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

2.07 Receiver. If an Event of Default shall have occurred, Mortgagee shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the State of South Carolina and such other powers as the court making such appointment shall confer. The expenses, including receiver's fees, attorney's fees, costs and agents compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as secured party hereunder to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

2.08 Suits to Protect the Mortgaged Property. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.

2.09 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any person, partnership or corporation guaranteeing or endorsing any of Mortgagor's obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Loan Documents or this Mortgage and any other instrument securing the Note, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

2.10 Mortgagor to Pay All Sums Due Under the Loan Documents on Any Default in Payment; Application of Monies by Mortgagee.

     (a) If default shall be made in the payment of any amount due under the Loan Documents, then, upon Mortgagee's demand, Mortgagor will pay to Mortgagee the whole amount due and payable thereunder and all other sums secured hereby; and if Mortgagor shall fail to pay the same forthwith upon such demand, Mortgagee shall be entitled to sue for and recover judgment for the whole amount so due and unpaid together with costs and expenses, including the reasonable compensation, expenses and disbursements of Mortgagee's agents and attorneys incurred in connection with such suit and any appeal in connection therewith, Mortgagee shall be entitled to sue and recover judgment as aforesaid either before, after or during the pending of any proceedings for the enforcement of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

     (b) In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, Mortgagee shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest.

     (c) Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the lien of this Mortgage upon the Mortgaged Property or any part thereof or any lien, rights, powers or remedies of Mortgagee hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

     (d)  Any monies collected or received by Mortgagee under this Paragraph
          2.11 shall be applied as follows:

          (i) First, to the payment of all reasonable compensation, expenses and disbursements of the agents and attorneys; and

          (ii) Second, to payment of amounts due and unpaid under the Loan Documents; and

          (iii) Third, as otherwise may be provided by law.

2.11 Delay or Omission No waiver. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee.

2.12 No waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Loan Documents or this Mortgage; (d) releases any part of the instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any change hereof, no such act or omission shall release, discharge, modify, change or affect the original Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or under takings hereunder.

2.13 Discontinuance of Proceedings; Position of Parties Restored. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, any such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred or had been taken.

2.14 Waiver of Rights to Appraisal, Stay, Extension, Exemption and Redemption. Mortgagor agrees to the full extent permitted by law, that in case of a default on the part of Mortgagor hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the mortgaged property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof. Mortgagor specifically waives its right to demand an appraisal pursuant to Section 29-3-580 of the Code of Laws of South Carolina, 1976, as amended.

2.15 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by the Loan Documents or this Mortgage are exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Loan Documents, or now or hereafter existing at law, in equity or by statute.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

3.01 Heirs, Successors and Assigns Included in Parties. Whenever one of the Parties hereto is named or referred to herein, the heirs, successors and assigns, of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

3.02 Addresses for Notices, Etc. Any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or Mortgagee shall be deposited in the U. S. Mail, registered or certified, postage prepaid, or hand delivered, or forwarded by overnight delivery service to the addressee as follows:

     If to Mortgagor;   LIBERTY TECHNICAL SERVICES, INC.
                        555 North Lane
                        Conshohocken, PA 19428

     If to Mortgagee:   FIRST UNION NATIONAL BANK
                        123 South Broad Street
                        Philadelphia, PA 19l09

     Notices shall be deemed effective when delivered or forty-eight (48) hours following mailing, whichever is earlier.

3.03 Headings. The headings of the articles, sections paragraphs and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

3.04 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained in the Loan Documents or this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Loan Documents shall be in no way affected, prejudiced or disturbed thereby.

3.05 Changes, etc. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the Party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

3.05 Governing Law. This Mortgage is made by Mortgagor and accepted by Mortgagee in the State of South Carolina, with reference to the laws of such State, and shall be construed, interpreted, enforced and governed by and in accordance with such laws.

3.07 Default Rate. The Default Rate shall be as provided in the Loan Documents.

                               ARTICLE FOUR

                            SECURITY AGREEMENT

4.01 Grant of Security Interest. With respect to the fixtures and personal property herein above described, this Mortgage shall constitute a security agreement between Mortgagor, as debtor, and Mortgagee, as secured party, and, cumulative of all other rights of Mortgagee hereunder, Mortgagee shall have all of the rights conferred upon secured parties by the South Carolina Uniform Commercial Code. Further, Mortgagor and Mortgagee agree that this Mortgage, when recorded, shall be effective as a financing statement perfecting Mortgagee's security interest in the fixtures described in this Mortgage. The address of Mortgagor set forth above in Paragraph 3.02 is the mailing address for Mortgagor, as debtor, for purposes of the South Carolina Uniform Commercial Code, and the address of Mortgagee set forth above in Paragraph 3.02 is the address of Mortgagee, as secured party, from which information concerning Mortgagee's security interest granted herein can be obtained, as required under the South Carolina Uniform Commercial Code. Mortgagor agrees to pay Mortgagee's charge to the maximum amount permitted by law, for any statement by Mortgagee regarding the obligations secured by this Mortgage requested by Mortgagor or on behalf of Mortgagor. On demand, Mortgagor will promptly pay all costs and expenses of filing statements, continuation statements, partial releases, and termination statements deemed necessary or appropriate by Mortgagee to establish and maintain the validity and priority of the security interest of Mortgagee, or any modification thereof, and all costs and expenses of any searches reasonably required by Mortgagee. Mortgagee may exercise any of all the remedies of a secured party available to it under the South Carolina Uniform Commercial Code with respect to such property, and it is expressly agreed in accordance with the provisions of the South Carolina Uniform Commercial Code, five (5) days notice by Mortgagee to Mortgagor shall be deemed to be reasonable requiring such notice; provided, however, that Mortgagee may at its option dispose of the collateral in accordance with the Mortgagee's rights and remedies in respect to the real property pursuant to the provisions of the Mortgage, in lieu of proceeding under the South Carolina Uniform Commercial Code.

IN WITNESS WHEREOF, the undersigned has executed this instrument the day and year first above written.

WITNESSES:               LIBERTY TECHNICAL SERVICES, INC._

          ???                  By:/s/ Daniel G. Clare
-----------------------           -----------------------------
          ???                  Title: Daniel G. Clare
-----------------------              --------------------------
                                      VP & Secretary

STATE OF   Penna
          -----------------------
COUNTY OF  Phila                                     PROBATE
          -----------------------


     PERSONALLY appeared before me the undersigned witness and made oath that
(s)he saw the within named LIBERTY TECHNICAL SERVICES, INC. by its duly authorized officer, sign, seal and as their act, deliver the within written instrument, and that (s)he, with the other witness subscribed above, witnessed the execution thereof.


Sworn to before me this 3rd
day of April, 1997.

/s/ Lynn T. Meyer
---------------------------------
Notary Public for


My commission expires : [Notary Seal]
                         -----------

                                   EXHIBIT A

                            Description of the Land

     ALL that tract or parcel of land containing 1.70 acres, situated, lying and being in Dorchester County, South Carolina, on the northeast side of Dorchester Road (S.C. Highway 642) approximately .8 miles northwest of the intersection of Dorchester Road and Ashley Phosphate Road, shown and designated as "1.70 Acres" on the March 2, 1984 plat by Trico Surveying, Inc., entitled "PLAT SHOWING TRACT 'A', A PORTION OF A 50.00 ACRE TRACT OF LAND PROPERTY OF C. KENNETH WILLARD LOCATED ON DORCHESTER ROAD, DORCHESTER COUNTY, SOUTH CAROLINA"; including an eighty (80) foot wide nonexclusive access easement running perpendicular from Dorchester Road to the northwest boundary of the tract and alongside that boundary for a distance of approximately eighty-four and forty-five one-hundredths (84.45) feet. The plat is recorded in Plat Cabinet D at Slide 397 in the office of the Clerk of Court of Dorchester County and the 1.70 acre tract and the nonexclusive access easement have the location, dimensions and butts and bounds as shown on the aforesaid plat.

BEING the same property conveyed to Mortgagor herein by deed of Coosaw Creek I, a partnership, dated November 26, 1991 and recorded in the office of the Clerk of Court for Dorchester County in Book 923 at page 254.

     TMS #172-13-01-002
     Grantee(s) Address:

                             SECRETARY'S CERTIFICATE

                                       FOR

                           LIBERTY TECHNOLOGIES, INC.

     The undersigned hereby certifies that he is the duly authorized Secretary of the above corporation (the "Corporation") and is charged with keeping the records of the Corporation and its seal, and that (i) attached hereto as Exhibit "A" is a true and correct copy of the resolutions duly adopted by the unanimous written consent of the Corporation's Board of Directors, which resolutions are now in full force and effect and have not been amended or modified in any respect; and (ii) attached hereto as Exhibit "B" is a true and correct copy of a certificate of good standing issued by the Department of State for the Commonwealth of Pennsylvania stating that the Corporation is in good standing as of the date specified thereon.

     The undersigned also certifies that the following persons are duly constituted officers of the Corporation presently serving in the capacities indicated, their true and correct signatures appearing below:

Name                   Title                                  Signature
----                   -----                                  ---------

R. Nim Evatt         President                       /s/ R. Nim Evatt
                                                     ---------------------------

Daniel G. Clare      Vice President, Treasurer,      /s/ Daniel G. Clare
                     Assistant Secretary             ---------------------------


     The undersigned has executed this certificate as Secretary and impressed the seal of the Corporation hereon this 2 day of April, 1997.



                                        LIBERBY TECHNOLOGIES, INC.


                                        /s/ Daniel G. Clare
                                        ---------------------------------------
                                        Daniel G. Clare, Assistant Secretary

(SEAL)

                           LIBERTY TECHNOLOGIES, INC.

                          CONSENT OF BOARD OF DIRECTORS
                           IN LIEU OF SPECIAL MEETING

     THE UNDERSIGNED, being all of the members of Board of Directors of LIBERTY TECHNOLOGIES, INC., a Pennsylvania corporation (the "Corporation"), in accordance with the authority contained in Section1727(b) of the Pennsylvania Business Corporation Law of 1988, do hereby unanimously consent in writing to the adoption of the following resolutions, which resolutions shall have the same effect as if duly adopted at a meeting of the Board of Directors of the Corporation (the "Board") duly called and held in accordance with law and the Bylaws of the Corporation.

     WHEREAS, the Corporation is a party to that certain Loan Agreement dated December 2, 1993, as amended by (i) Amendment and Modification to Loan Agreement dated December 30, 1995, (ii) Second Amendment and Modification to Loan Agreement dated October 11, 1996 and (iii) Third Amendment and Modification to Loan Agreement dated February 27, 1997 (in each case, together with all exhibits, schedules, addenda and other items attached thereto, and all documents, instruments or certificates executed or delivered in connection therewith, collectively the "Loan Agreement"), by and among the Corporation, LTH Delaware, Inc., Liberty Technical Services, Inc., Beta Monitors International Inc., Liberty International Inc., Liberty Imaging Systems, Inc. (collectively, the "Borrowers"), and First Union National Bank (formerly known as First Fidelity Bank, N.A., and hereinafter referred to as the "Bank") pursuant to which the Bank has extended to the Borrowers a revolving credit facility in the principal amount of up to $5,000,000, the outstanding principal amount of which is evidenced by a note dated December 2, 1993 and one or more allonges thereto; and

     WHEREAS, the Borrowers desire that certain amendments be made to the Loan Agreement, the terms and conditions of which are set forth on that certain Fourth Amendment and Modification to Loan Agreement, substantially in the form presented to the undersigned (the "Amendment"); and

     NOW, THEREFORE, IT IS HEREBY

     RESOLVED, that the Amendment and each of the Allonge, Security Agreement and Financing Statements, and any other Loan Documents (as defined in the Loan Agreement) executed in connection therewith (collectively, the "Loan Amendment Documents") be, and they hereby are, approved and adopted; and it is

     FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized, empowered and directed to execute and deliver the Loan Amendment Documents and to perform all of the transactions contemplated by the Loan Amendment Documents; and it is

     FURTHER RESOLVED, that the President or any Vice President of the Corporation (each a "Proper Officer") be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to execute, deliver and cause the performance of, and the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to attest the signature of any Proper Officer on, each Loan Amendment Document, with such modifications as any Proper Officer may deem necessary, desirable or appropriate, which modifications are hereby approved and adopted in all respects and shall be conclusively evidenced by the execution and delivery by any Proper Officer of each Loan Amendment Document; and it is

     FURTHER RESOLVED, that any Proper Officer be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to take all actions which they, or any of them, in the exercise of their sole discretion, deem necessary, advisable or appropriate to effectuate the foregoing resolutions including, without limitation, the execution and delivery of such certificates, instruments or documents and the paying of such fees and expenses, as he or she may deem necessary, advisable or appropriate, such determination to be conclusively evidenced by the performance of such acts and the execution and delivery of such certificates, instruments or document; and it is

     FURTHER RESOLVED, that any actions previously taken by any Proper Officer in connection with any of the foregoing resolutions are hereby adopted, ratified and approved in all respects as acts and deeds of the Corporation.

                            [SIGNATURE PAGE FOLLOWS]

     This Consent of the Directors in Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and shall be deemed effective on the latest date written below, with the last of such counterparts, and all such counterparts shall be filed with the minutes of the Corporation.

DIRECTORS:                                      DATE:
----------                                      -----

/s/ R. Nim Evatt                               April 2, 1997
------------------------------          --------------
R. Nim Evatt

------------------------------          --------------, 1997
John A. Hinds

------------------------------          --------------, 1997
Robert L. Leon

------------------------------          --------------, 1997
James D. Rosener

------------------------------          --------------, 1997
Richard J. Defieux

     This Consent of the Directors in Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and shall be deemed effective on the latest date written below, with the last of such counterparts, and all such counterparts shall be filed with the minutes of the Corporation.

DIRECTORS:                                         DATE:
----------                                         -----

------------------------------          ---------------, 1997
R. Nim Evatt


/s/ John A. Hinds                              March 30, 1997
------------------------------          ---------------
John A. Hinds

------------------------------          ---------------, 1997
Robert L. Leon


------------------------------          ---------------, 1997
James D. Rosener


------------------------------          ---------------, 1997
Richard J. Defieux

     This Consent of the Directors In Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and shall be deemed effective on the latest date written below, with the last of such counterparts, and all such counterparts shall be filed with the minutes of the Corporation.

DIRECTORS:                                         DATE:
----------                                         -----

------------------------------          ---------------, 1997
R. Nim Evatt


------------------------------          ---------------, 1997
John A. Hinds


/s/ Robert L. Leon                             March 28, 1997
------------------------------          ---------------
Robert L. Leon


------------------------------          ---------------, 1997
James D. Rosener


------------------------------          ---------------, 1997
Richard J. Defieux

     This Consent of the Directors In Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and shall be deemed effective on the latest date written below, with the last of such counterparts, and all such counterparts shall be filed with the minutes of the Corporation.

DIRECTORS:                                         DATE:
----------                                         -----

------------------------------          ---------------, 1997
R. Nim Evatt

------------------------------          ---------------, 1997
John A. Hinds

------------------------------          ---------------, 1997
Robert L. Leon

/s/ James D. Rosener
------------------------------          ---------------, 1997
James D. Rosener

------------------------------          ---------------, 1997
Richard J. Defieux

     This Consent of the Directors In Lieu of a Special Meeting may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and shall be deemed effective on the latest date written below, with the last of such counterparts, and all such counterparts shall be filed with the minutes of the Corporation.

DIRECTORS:                                         DATE:
----------                                         -----

------------------------------          ---------------, 1997
R. Nim Evatt

------------------------------          ---------------, 1997
John A. Hinds

------------------------------          ---------------, 1997
Robert L. Leon

------------------------------          ---------------, 1997
James D. Rosener


/s/ Richard J. Defieux                          April 2, 1997
------------------------------          ---------------
Richard J. Defieux

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                                 MARCH 28, 1997

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:


     I DO HEREBY CERTIFY THAT,

                           LIBERTY TECHNOLOGIES, INC.

 is duly incorporated under the laws of the Commonwealth of Pennsylvania and remains a subsisting corporation so far as the records of this office show, as of the date herein.



                               IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year above written.


                               /s/          ???
                               -----------------------------
                               Secretary of the Commonwealth

                         SECRETARY'S CERTIFTCATE

                                   FOR

                      LIBERTY TECHNICAL SERVICES, INC.

     The undersigned hereby certifies that he is the duly authorized Secretary of the above corporation (the "Corporation") and is charged with keeping the records of the Corporation and its seal, and that (i) attached hereto as Exhibit "A" is a true and correct copy of the resolutions duly adopted by the written consent of the sole member of the Corporation's Board of Directors, which resolutions are now in full force and effect and have not been amended or modified in any respect; and (ii) attached hereto as Exhibit "B" is a true and correct copy of a certificate of good standing issued by the Department of State for the Commonwealth of Pennsylvania stating that the Corporation is in good standing as of the date specified thereon.

     The undersigned also certifies that the following persons are duly constituted officers of the Corporation presently serving in the capacities indicated, their true and correct signatures appearing below:


Name                   Title                                  Signature
----                   -----                                  ---------

R. Nim Evatt         President                        /s/ R. Nim Evatt
                                                      -----------------------

Daniel G. Clare      Vice President, Treasurer,       /s/ Daniel G. Clare
                     Assistant Secretary              -----------------------


     The undersigned has executed this certificate as Secretary and impressed the seal of the Corporation hereon this 2nd day of April, 1997.



                                        LIBERBY TECHNOLOGIES, INC.


                                        /s/ Daniel G. Clare
                                        ---------------------------------------
                                        Daniel G. Clare, Secretary

(SEAL)

                        LIBERTY TECHNICAL SERVICES. INC.

                            CONSENT OF SOLE DIRECTOR
                           IN LIEU OF SPECIAL MEETING

     THE UNDERSIGNED, being the sole member of the Board of Directors of LIBERTY TECHNICAL SERVICES, INC., a Pennsylvania corporation (the "Corporation"), in accordance with the authority contained in Section 1727(b) of the Pennsylvania Business Corporation Law of 1988, as amended, does hereby consent in writing to the adoption of the following resolutions, which resolutions shall have the same effect as if duly adopted at a meeting of the Board of Directors of the Corporation (the "Board") duly called and held in accordance with law and the Bylaws of the Corporation.

     WHEREAS, the Corporation is a party to that certain Loan Agreement dated December 2, 1993, as amended by (i) Amendment and Modification to Loan Agreement dated December 30, 1995, and (ii) Second Amendment and Modification to Loan Agreement dated October 11, 1996 and (iii) Third Amendment and Modification to Loan Agreement dated February 27, 1997 (in each case, together with all exhibits, schedules, addenda and other items attached thereto, and all documents, instruments or certificates executed or delivered in connection therewith, the "Loan Agreement"), by and among the Corporation, Liberty Technologies, Inc., LTH Delaware, Inc., Beta Monitors International Inc., Liberty International Inc., Liberty Imaging Systems, Inc. (collectively, the "Borrowers"), and First Union National Bank (formerly known as First Fidelity Bank, N.A., and hereinafter referred to as the "Bank") pursuant to which the Bank has extended to the Borrowers a revolving credit facility in the principal amount of up to $5,000,000, the outstanding principal amount of which is evidenced by a note dated December 2, 1993 and one or more allonges thereto; and

     WHEREAS, the Borrowers desire that certain amendments be made to the Loan Agreement, the terms and conditions of which are set forth on that certain Fourth Amendment and Modification to Loan Agreement, substantially in the form presented to the undersigned (the "Amendment"); and

     NOW, THEREFORE, IT IS HEREBY

     RESOLVED, the Amendment and each of the Allonge, Security Agreement and Financing Statements, and any other Loan Documents (as defined in the Loan Agreement) executed in connection therewith (collectively, the "Loan Amendment Documents") be, and they hereby are, approved and adopted; and it is

     FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized, empowered and deliver to execute and deliver the Loan Amendment Documents and to perform all of the transactions contemplated by the Loan Amendment Documents; and it is

     FURTHER RESOLVED, that the President or any Vice President of the Corporation (each a "Proper Officer") be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to execute, deliver and cause the performance of, and the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to attest the signature of any Proper Officer on, each Loan Amendment Document, with such modifications as any Proper Officer may deem necessary, desirable or appropriate, which modifications are hereby approved and adopted in all respects and shall be conclusively evidenced by the execution and delivery by any Proper Officer of the Loan Amendment Document; and it is

     FURTHER RESOLVED, that any Proper Officer be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to take all actions which they, or any of them, in the exercise of their sole discretion, deem necessary, advisable or appropriate to effectuate the foregoing resolutions including, without limitation, the execution and delivery of such certificates, instruments or documents and the paying of such fees and expenses, as he or she may deem necessary, advisable or appropriate, such determination to be conclusively evidenced by the performance of such acts and the execution and delivery of such certificates, instruments or document; and it is

     FURTHER RESOLVED, that any actions previously taken by any Proper Officer in connection with any of the foregoing resolutions are hereby adopted, ratified and approved in all respects as acts and deeds of the Corporation.

     The undersigned sole member of the Corporation's Board has caused this Consent in Lieu of Special Meeting to be executed on this 2nd day of April, 1997.


                                            /s/ R. Nim Evatt
                                            ---------------------------------
                                            R. Nim Evatt

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                                 MARCH 28, 1997


                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:


     I DO HEREBY CERTIFY THAT,

                        LIBERTY TECHNICAL SERVICES, INC.

is duly incorporated under the laws of the Commonwealth of Pennsylvania and remains a subsisting corporation so far as the records of this office show, as of the date herein.



                              IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary's Office to be affixed. the day and year above written.


(SEAL)                         /s/          ???
                               -----------------------------
                               Secretary of the Commonwealth

                             SECRETARY'S CERTIFICATE

                                       FOR

                               LTH DELAWARE, INC.

     The undersigned hereby certifies that he is the duly authorized Secretary of the above corporation (the "Corporation") and is charged with keeping the records of the Corporation and its seal, and that (i) attached hereto as Exhibit "A" is a true and correct copy of the resolutions duly adopted by the written consent of the sole member of the Corporation's Board of Directors, which resolutions are now in full force and effect and have not been amended or modified in any respect; and (ii) attached hereto as Exhibit "B" is a true and correct copy of a certificate of good standing issued by the Secretary of State for the State of Delaware stating that the Corporation is in good standing as of the date specified thereon.

     The undersigned also certifies that the following persons are duly constituted officers of the Corporation presently serving in the capacities indicated, their true and correct signatures appearing below:


Name                   Title                                  Signature
----                   -----                                  ---------

R. Nim Evatt         President                        /s/ R. Nim Evatt
                                                      -----------------------

Daniel G. Clare      Vice President, Treasurer,       /s/ Daniel G. Clare
                     Assistant Secretary              -----------------------


     The undersigned has executed this certificate as Secretary and impressed the seal of the Corporation hereon this 2nd day of April, 1997.


                                    LTH DELAWARE, INC.


                                    /s/ Daniel G. Clare
                                    --------------------------
                                    Daniel G. Clare, Secretary

(SEAL)

                               LTH DELAWARE, INC.

                            CONSENT OF SOLE DIRECTOR
                           IN LIEU OF SPECIAL MEETING

     THE UNDERSIGNED, being the sole member of the Board of Directors of LTH DELAWARE, INC., a Delaware corporation (the "Corporation"), in accordance with the authority contained in Section14l(f) of the Delaware Corporation Law, as amended, does hereby consent in writing to the adoption of the following resolutions, which resolutions shall have the same effect as if duly adopted at a meeting of the Board of Directors of the Corporation (the "Board") duly called and held in accordance with law and the Bylaws of the Corporation.

     WHEREAS, the Corporation is a party to that certain Loan Agreement dated December 2, 1993, as amended by (i) Amendment and Modification to Loan Agreement dated December 30, 1995, (ii) Second Amendment and Modification to Loan Agreement dated October 1 1, 1996 and (iii) Third Amendment and Modification to Loan Agreement dated February 27, 1997 (in each case, together with all exhibits, schedules, addenda and other items attached thereto, and all documents, instruments or certificates executed or delivered in connection therewith, the "Loan Agreement"), by and among the Corporation, Liberty Technologies, Inc., Liberty Technical Services, Inc., Beta Monitors International Inc., Liberty International Inc., Liberty Imaging Systems, Inc. (collectively, the "Borrowers"), and First Union National Bank (formerly known as First Fidelity Bank, N.A., and hereinafter referred to as the "Bank") pursuant to which the Bank has extended to the Borrowers a revolving credit facility in the principal amount of up to $5,000,000, the outstanding principal amount of which is evidenced by a note dated December 2, 1993 and one or more allonges thereto; and

     WHEREAS, the Borrowers desire that certain amendments be made to the Loan Agreement, the terms and conditions of which are set forth on that certain Fourth Amendment and Modification to Loan Agreement, substantially in the form presented to the undersigned (the "Amendment"); and

     NOW, THEREFORE, IT IS HEREBY

     RESOLVED, that the Amendment and each of the Allonge, Security Agreement and Financing Statements, and any other Loan Documents (as defined in the Loan Agreement) executed in connection therewith (collectively, the "Loan Amendment Documents") be, and they hereby are, approved and adopted; and it is

     FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized, empowered and directed to execute and deliver the Loan Amendment Documents and to perform all of the transactions contemplated by the Loan Amendment Documents; and it is

     FURTHER RESOLVED, that the President or any Vice President of the Corporation (each a "Proper Officer") be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to execute, deliver and cause the performance of, and the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to attest the signature of any Proper Officer on, each Loan Amendment Document, with such modifications as any Proper Officer may deem necessary, desirable or appropriate, which modifications are hereby approved and adopted in all respects and shall be conclusively evidenced by the execution and delivery by any Proper Officer of each Loan Amendment Document; and it is

     FURTHER RESOLVED, that any Proper Officer be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to take all actions which they, or any of them, in the exercise of their sole discretion, deem necessary, advisable or appropriate to effectuate the foregoing resolutions including, without limitation, the execution and delivery of such certificates, instruments or documents and the paying of such fees and expenses, as he or she may deem necessary, advisable or appropriate, such determination to be conclusively evidenced by the performance of such acts and the execution and delivery of such certificates, instruments or document; and it is

     FURTHER RESOLVED, that any actions previously taken by any Proper Officer in connection with any of the foregoing resolutions are hereby adopted, ratified and approved in all respects as acts and deeds of the Corporation.

     The undersigned sole member of the Corporation's Board has caused this Consent in Lieu of Special Meeting to be executed on this 2nd day of April, 1997.


                                            /s/ R. Nim Evatt
                                            -----------------
                                             R. Nim Evatt

                             SECRETARY'S CERTIFICATE

                                       FOR

                           LIBERTY INTERNATIONAL INC.

     The undersigned hereby certifies that he is the duly authorized Secretary of the above corporation (the "Corporation") and is charged with keeping the records of the Corporation and its seal, and that (i) attached hereto as Exhibit "A" is a true and correct copy of the resolutions duly adopted by the written consent of the sole member of the Corporation's Board of Directors, which resolutions are now in full force and effect and have not been amended or modified in any respect; and (ii) attached hereto as Exhibit "B" is a true and correct copy of a certificate of good standing issued by the Secretary of State for the State of Nevada stating that the Corporation is in good standing as of the date specified thereon.

     The undersigned also certifies that the following persons are duly constituted officers of the Corporation presently serving in the capacities indicated, their true and correct signatures appearing below:

Name                   Title                                  Signature
----                   -----                                  ---------

R. Nim Evatt         President                        /s/ R. Nim Evatt
                                                      ----------------------

Daniel G. Clare      Vice President, Treasurer,       /s/ Daniel G. Clare
                     Secretary                        ----------------------


     The undersigned has executed this certificate as Secretary and impressed the seal of the Corporation hereon this 2nd day of April, 1997.



                                            LIBERTY INTERNATIONAL INC.


                                            /s/ Daniel G. Clare
                                            ---------------------------------
                                            Daniel G. Clare, Secretary
(SEAL)

                                State of Delaware                        PAGE 1
                        Office of the Secretary of State


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "LTH DELAWARE, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-EIGHTH DAY OF MARCH, A.D. 1997.

(SEAL)                                  /s/ Edward J. Freel
                                        --------------------------------------
                                        Edward J. Freel, Secretary of State

2261567 8300                           AUTHENTICATION:     8395479

                                                 DATE:     03-28-97
971101560

                             SECRETARY'S CERTIFICATE

                                       FOR

                          LIBERTY IMAGING SYSTEMS, INC.

     The undersigned hereby certifies that he is the duly authorized Secretary of the above corporation (the "Corporation") and is charged with keeping the records of the Corporation and its seal, and that (i) attached hereto as Exhibit "A" is a true and correct copy of the resolutions duly adopted by the written consent of the sole member of the Corporation's Board of Directors, which resolutions are now in full force and effect and have not been amended or modified in any respect; and (ii) attached hereto as Exhibit "B" is a true and correct copy of a certificate of good standing issued by the Department of State for the Commonwealth of Pennsylvania stating that the Corporation is in good standing as of the date specified thereon.

     The undersigned also certifies that the following persons are duly constituted officers of the Corporation presently serving in the capacities indicated, their true and correct signatures appearing below:


Name                   Title                                  Signature
----                   -----                                  ---------

R. Nim Evatt         President                         /s/ R. Nim Evatt
                                                       -----------------------

Daniel G. Clare      Vice President, Treasurer,        /s/ Daniel G. Clare
                     Secretary                         -----------------------

     The undersigned has executed this certificate as Secretary and impressed the seal of the Corporation hereon this 2nd day of April, 1997

                                        LIBERTY IMAGING SYSTEMS, INC.


                                        /s/ Daniel G. Clare
                                        -------------------------
                                        Daniel G. Clare, Secretary
(SEAL)

                          LIBERTY IMAGING SYSTEMS, INC.

                         UNANIMOUS CONSENT OF DIRECTORS
                           IN LIEU OF SPECIAL MEETING

     THE UNDERSIGNED, being all of the Directors of LIBERTY IMAGING SYSTEMS, INC., a Pennsylvania corporation (the "Corporation"), in accordance with the authority contained in Section1727(b) of the Pennsylvania Business Corporation Law of 1988, as amended, does hereby consent in writing to the adoption of the following resolution, which resolution shall have the same effect as if duly adopted at a meeting of the Board of Directors of the Corporation, duly called and held in accordance with law and the Bylaws of the Corporation:

     WHEREAS, the Corporation is a party to that certain Loan Agreement dated December 2, 1993, as amended by (i) Amendment and Modification to Loan Agreement dated December 30, 1995, (ii) Second Amendment and Modification to Loan Agreement dated October 11, 1996 and (iii) Third Amendment and Modification to Loan Agreement dated February 27, 1997 (in each case, together with all exhibits, schedules, addenda and other items attached thereto, and all documents, instruments or certificates executed or delivered in connection therewith, collectively the "Loan Agreement"), by and among the Corporation, Liberty Technologies, Inc., LTH Delaware, Inc., Liberty Technical Services, Inc., Beta Monitors International Inc., Liberty International Inc. (collectively, the "Borrowers"), and First Union National Bank (formerly known as First Fidelity Bank, N.A., and hereinafter referred to as the "Bank") pursuant to which the Bank has extended to the Borrowers a revolving credit facility in the principal amount of up to $5,000,000, the outstanding principal amount of which is evidenced by a note dated December 2, 1993 and one or more allonges thereto; and

     WHEREAS, the Borrowers desire that certain amendments be made to the Loan Agreement, the terms and conditions of which are set forth on that certain Fourth Amendment and Modification to Loan Agreement, substantially in the form presented to the undersigned (the "Amendment"); and

     NOW, THEREFORE, IT IS HEREBY

     RESOLVED, that the Amendment and each of the Allonge, Security Agreement and Financing Statements, and any other Loan Documents (as defined in the Loan Agreement) executed in connection therewith (collectively, the "Loan Amendment Documents") be, and they hereby are, approved and adopted; and it is

     FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized, empowered and directed to execute and deliver the Loan Amendment Documents and to perform all of the transactions contemplated by the Loan Amendment Documents; and it is

     FURTHER RESOLVED, that the President or any Vice President of the Corporation (each a "Proper Officer") be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to execute, deliver and cause the performance of, and the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to attest the signature of any Proper Officer on, each Loan Amendment Document, with such modifications as any Proper Officer may deem necessary, desirable or appropriate, which modifications are hereby approved and adopted in all respects and shall be conclusively evidenced by the execution and delivery by any Proper Officer of each Loan Amendment Document; and it is

     FURTHER RESOLVED, that any Proper Officer be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to take all actions which they, or any of them, in the exercise of their sole discretion, deem necessary, advisable or appropriate to effectuate the foregoing resolutions including, without limitation, the execution and delivery of such certificates, instruments or documents and the paying of such fees and expenses, as he or she may deem necessary, advisable or appropriate, such determination to be conclusively evidenced by the performance of such acts and the execution and delivery of such certificates, instruments or document; and it is

     FURTHER RESOLVED, that any actions previously taken by any Proper Officer in connection with any of the foregoing resolutions are hereby adopted, ratified and approved in all respects as acts and deeds of the Corporation.

     IN WITNESS WHEREOF, the undersigned have executed this Unanimous Consent of Directors in Lieu of Special Meeting on this 2nd day of April, 1997.

                                                      /s/ R. Nim Evatt
                                                      ----------------------
                                                        R. Nim Evatt

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                                 MARCH 28, 1997

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:


     I DO HEREBY CERTIFY THAT.

                          LIBERTY IMAGING SYSTEMS, INC.

is duly incorporated under the laws of the Commonwealth of Pennsylvania and remains a subsisting corporation so far as the records of this office show. as of the date herein.


                                         IN TESTIMONY WHEREOF, I have
                                         hereunto set my hand and caused
                                         the Seal of the Secretary's
                                         Office to be affixed. the day
                                         and year above written.


(SEAL)                                   /s/            ???
                                         ----------------------------------
                                         Secretary of the Commonwealth CFEN

                               SECRETARY OF STATE

                                STATE OF NEVADA

                            CERTIFICATE OF EXISTANCE
                          WITH STATUS IN GOOD STANDING

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, limited-liability companies, limited partnerships, and limited-liability partnerships pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, BETA MONITORS INTERNATIONAL INC., as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since April 27, 1993, and is in good standing in this state.



                           IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on March 28, 1997.


                           /s/ Dean Heller
                           ------------------------------------
                           Secretary of State


(SEAL)                By   /s/         ???
                           -------------------------------------
                           Certification Clerk

                        BETA MONITORS INTERNATIONAL, INC.

                            CONSENT OF SOLE DIRECTOR
                           IN LIEU OF SPECIAL MEETING

     THE UNDERSIGNED, being the sole member of the Board of Directors of BETA MONITORS INTERNATIONAL, INC., a Nevada corporation (the "Corporation"), in accordance with the authority contained in Section 78.315(2) of the Nevada General Corporation Law, as amended, does hereby consent in writing to the adoption of the following resolutions, which resolutions shall have the same effect as if duly adopted at a meeting of the Board of Directors of the Corporation (the "Board") duly called and held in accordance with law and the Bylaws of the Corporation.

     WHEREAS, the Corporation is a party to that certain Loan Agreement dated December 2, 1993, as amended by (i) Amendment and Modification to Loan Agreement dated December 30, 1995, (ii) Second Amendment and Modification to Loan Agreement dated October 11, 1996 and (iii) Third Amendment and Modification to Loan Agreement dated February 27, 1997 (in each case, together with all exhibits, schedules, addenda and other items attached thereto, and all documents, instruments or certificates executed or delivered in connection therewith, the "Loan Agreement"), by and among the Corporation, Liberty Technologies, Inc., LTH Delaware, Inc., Liberty Technical Services, Inc., Liberty International Inc., Liberty Imaging Systems, Inc. (collectively, the "Borrowers") and First Union National Bank (formerly known as First Fidelity Bank, N.A., and hereinafter referred to as the "Bank") pursuant to which the Bank has extended to the Borrowers a revolving credit facility in the principal amount of up to $5,000,000, the outstanding principal amount of which is evidenced by a note dated December 2, 1993 and one or more allonges thereto; and

     WHEREAS, the Borrowers desire that certain amendments be made to the Loan Agreement, the terms and conditions of which are set forth on that certain Fourth Amendment and Modification to Loan Agreement, substantially in the form presented to the undersigned (the "Amendment"); and

     NOW, THEREFORE, IT IS HEREBY

     RESOLVED, that the Amendment and each of the Allonge, Security Agreement and Financing Statements, and any other Loan Documents (as defined in the Loan Agreement) executed in connection therewith (collectively, the "Loan Amendment Documents") be, and they hereby are, approved and adopted; and it is

     FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized, empowered and directed to execute and deliver the Loan Amendment Documents and to perform all of the transactions contemplated by the Loan Amendment Documents; and it is

     FURTHER RESOLVED, that the President or any Vice President of the Corporation (each a "Proper Officer") be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to execute, deliver and cause the performance of, and the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to attest the signature of any Proper Officer on, each Loan Amendment Document, with such modifications as any Proper Officer may deem necessary, desirable or appropriate, which modifications are hereby approved and adopted in all respects and shall be conclusively evidenced by the execution and delivery by any Proper Officer of each Loan Amendment Document; and it is

     FURTHER RESOLVED, that any Proper Officer be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to take all actions which they, or any of them, in the exercise of their sole discretion, deem necessary, advisable or appropriate to effectuate the foregoing resolutions including, without limitation, the execution and delivery of such certificates, instruments or documents and the paying of such fees and expenses, as he or she may deem necessary, advisable or appropriate, such determination to be conclusively evidenced by the performance of such acts and the execution and delivery of such certificates, instruments or document; and it is

     FURTHER RESOLVED, that any actions previously taken by any Proper Officer in connection with any of the foregoing resolutions are hereby adopted, ratified and approved in all respects as acts and deeds of the Corporation.

     The undersigned sole member of the Corporation's Board has caused this Consent in Lieu of Special Meeting to be executed on this 2nd day of April, 1997.

                                        /s/ R. Nim Evatt
                                        ---------------------------------
                                        R. Nim Evatt

                        BETA MONITORS INTERNATIONAL, INC.

     The undersigned hereby certifies that he is the duly authorized Secretary of the above corporation (the "Corporation") and is charged with keeping the records of the Corporation and its seal, and that (i) attached hereto as Exhibit "A" is a true and correct copy of the resolutions duly adopted by the written consent of the sole member of the Corporation's Board of Directors, which resolutions are now in full force and effect and have not been amended or modified in any respect; and (ii) attached hereto as Exhibit "B" is a true and correct copy of a certificate of good standing issued by the Secretary of State for the State of Nevada stating that the Corporation is in good standing as of the date specified thereon.

     The undersigned also certifies that the following persons are duly constituted officers of the Corporation presently serving in the capacities indicated, their true and correct signatures appearing below:


Name                   Title                                  Signature
----                   -----                                  ---------

R. Nim Evatt         President                       /s/ R. Nim Evatt
                                                     -------------------------

Daniel G. Clare      Vice President, Treasurer,      /s/ Daniel G. Clare
                     Secretary                       -------------------------

     The undersigned has executed this certificate as Secretary and impressed the seal of the Corporation hereon this 2nd day of April, 1997.

                                 BETA MONITORS INTERNATIONAL, INC.


                                 /s/ Daniel G. Clare
                                 ------------------------
                                 Daniel G. Clare, Secretary

(SEAL)

                               SECRETARY OF STATE

                            CERTIFICATE OF EXISTENCE
                          WITH STATUS IN GOOD STANDING

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, limited-liability companies, limited partnerships, and limited-liability partnerships pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, LIBERTY INTERNATIONAL, INC., as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since December 15, 1994, and is in good standing in this state.

                                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on March 28, 1997.

                                  /s/ Dean Heller
                                  ----------------------------
                                  Secretary of State

(SEAL)                     By    /s/        ???
                                 -----------------------------
                                  Certification Clerk

                           LIBERTY INTERNATIONAL, INC.

                            CONSENT OF SOLE DIRECTOR
                           IN LIEU OF SPECIAL MEETING

     THE UNDERSIGNED, being the sole member of the Board of Directors of LIBERTY INTERNATIONAL, INC., a Nevada corporation (the "Corporation"), in accordance with the authority contained in Section 78.315(2) of the Nevada General Corporation Law, as amended, does hereby consent in writing to the adoption of the following resolutions, which resolutions shall have the same effect as if duly adopted at a meeting of the Board of Directors of the Corporation (the "Board") duly called and held in accordance with law and the Bylaws of the Corporation.

     WHEREAS, the Corporation is a party to that certain Loan Agreement dated December 2, 1993, as amended by (i) Amendment and Modification to Loan Agreement dated December 30, 1995, (ii) Second Amendment and Modification to Loan Agreement dated October 11, 1996 and (iii) Third Amendment and Modification to Loan Agreement dated February 27, 1997 (in each case, together with all exhibits, schedules, addenda and other items attached thereto, and all documents, instruments or certificates executed or delivered in connection therewith, the "Loan Agreement"), by and among the Corporation, Liberty Technologies, Inc., LTH Delaware, Inc., Liberty Technical Services, Inc., Beta Monitors International Inc., Liberty Imaging Systems, Inc. (collectively, the "Borrowers"), and First Union National Bank (formerly known as First Fidelity Bank, N.A., and hereinafter referred to as the "Bank") pursuant to which the Bank has extended to the Borrowers a revolving credit facility in the principal amount of up to $5,000,000, the outstanding principal amount of which is evidenced by a note dated December 2, 1993 and one or more allonges thereto; and

     WHEREAS, the Borrowers desire that certain amendments be made to the Loan Agreement, the terms and conditions of which are set forth on that certain Fourth Amendment and Modification to Loan Agreement, substantially in the form presented to the undersigned (the "Amendment"); and

     NOW, THEREPORE, IT IS HEREBY

     RESOLVED, that the Amendment and each of the Allonge, Security Agreement and Financing Statements, and any other Loan Documents (as defined in the Loan Agreement) executed in connection therewith (collectively, the "Loan Amendment Documents") be, and they hereby are, approved and adopted; and it is

     FURTHER RESOLVED, that the Corporation be, and it hereby is, authorized, empowered and directed to execute and deliver the Loan Amendment Documents and to perform all of the transactions contemplated by the Loan Amendment Documents; and it is

     FURTHER RESOLVED, that the President or any Vice President of the Corporation (each a "Proper Officer") be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to execute, deliver and cause the performance of, and the Secretary or any Assistant Secretary of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to attest the signature of any Proper Officer on, each Loan Amendment Document, with such modifications as any Proper Officer may deem necessary, desirable or appropriate, which modifications are hereby approved and adopted in all respects and shall be conclusively evidenced by the execution and delivery by any Proper Officer of each Loan Amendment Document; and it is

     FURTHER RESOLVED, that any Proper Officer be, and each of them hereby is, authorized and directed on behalf of and in the name of the Corporation to take all actions which they, or any of them, in the exercise of their sole discretion, deem necessary, advisable or appropriate to effectuate the foregoing resolutions including, without limitation, the execution and delivery of such certificates, instruments or documents and the paying of such fees and expenses, as he or she may deem necessary, advisable or appropriate, such determination to be conclusively evidenced by the performance of such acts and the execution and delivery of such certificates, instruments or document; and it is

     FURTHER RESOLVED, that any actions previously taken by any Proper Officer in connection with any of the foregoing resolutions are hereby adopted, ratified and approved in all respects as acts and deeds of the Corporation.

     The undersigned sole member of the Corporation's Board has caused this Consent in Lieu of Special Meeting to be executed on this 2nd day of April, 1997.

                                  /s/ R. Nim Evatt
                                  ---------------------------------
                                  R. Nim Evatt

                           PEPPER, HAMILTON &. SCHEETZ
                                ATTORNEYS AT LAW







                               As of April 1, 1997

First Union National Bank
123 S. Broad Street
Philadelphia, PA 19109
Attention: Suzanne S. Storm

Gentlemen:

     We have acted as counsel to Liberty Technologies, Inc., a Pennsylvania corporation (the "Company"), Liberty Technical Services, Inc., a Pennsylvania corporation ("LTS"), LTH Delaware, Inc., a Delaware corporation ("LTH"), Beta Monitors International, Inc., a Nevada corporation ("BMI"), Liberty International, Inc., a Nevada corporation ("LII"), and Liberty Imaging Systems, Inc., a Pennsylvania corporation ("LIS") (each a "Borrower" and together the "Borrowers"), in connection with the Fourth Amendment to Loan Agreement dated of even date herewith (the "Loan Agreement") between the Borrowers and First Union National Bank (the "Lender"), pursuant to which the Lender has agreed to lend to the Borrowers an aggregate amount up to Nine Million Dollars ($9,000,000) (the "Loan"), and which Loan is evidenced by the issuance by the Borrowers of the Consolidated Amended and Restated Note dated of even date herewith in favor of the Lender (the "Note") and secured by the six (6) separate Reaffirmation and Amendment of Security Agreements of even date herewith, each between a Borrower and the Lender (the "Security Agreements").

     In connection with the rendering of this opinion, we have examined executed counterparts of the Loan Agreement, the Note and the Security Agreements (the Loan Agreement, the Note and the Security Agreements are together referred to herein as the "Loan Documents"). We have also examined and relied on original or reproduced or certified copies of the Articles or Certificate of Incorporation and the By-Laws of each of the Borrowers, resolutions or consents of the Board of Directors of each Borrower and such other corporate records, certificates of public officials, instruments and documents, and have made such examinations of law, as we have

PEPPEER HAMILTON & SCHEETZ

First Union National Bank
As of April 1, 1997
Page 2

deemed necessary to form the basis of our opinions hereinafter expressed.
In such examinations we have assumed the genuineness of all signatures, the accuracy, completeness and authenticity of all records and documents submitted to us as originals, the conformity with originals of all records and documents submitted to us as copies thereof and the completeness of all minute books furnished to us.

     As to matters of fact relevant to the opinions herein expressed, we have relied upon the representations and warranties contained in the Loan Agreement and upon certificates of officers of the Borrowers. To the extent that our opinion is based on matters known to us or of which we have knowledge, except as otherwise expressly set forth herein, we have relied solely on a review of such representations and warranties. We have not undertaken any independent investigation to verify any such matters, and our opinion is, therefore, as to such factual matters, based solely thereon. However, as a result of our representation of the Borrowers, no fact has come to the attention of James D. Rosener or Cuyler H. Walker, of this firm, who have performed legal services in connection with the Loan, that leads us to believe that the representations set forth in the Loan Agreement that were relied upon in making the knowledge qualifications in the opinions set forth below were not accurate in any material respect. In connection with the opinion set forth in paragraph 1 below, we have relied solely upon a certificate of public officials.

     This opinion is limited exclusively to the laws of the Commonwealth of Pennsylvania, the federal laws of the United States of America in effect in the Commonwealth of Pennsylvania and the statutory provisions of the General Corporation Law of the State of Delaware.

     Based on the foregoing and subject to the assumptions and qualifications hereinafter set forth, we are of the opinion that:

     1. Each of the Borrowers is a corporation duly organized, validly existing and in good standing under the laws of their respective state of incorporation and, to our knowledge, is duly qualified to do business in all states where the laws of such state requires each of the Borrowers, as the case may be, to be so qualified and the failure to so qualify would have a material adverse effect on its operations or ability to perform its obligations under the Loan Documents; and each of the Borrowers has the corporate power and authority to execute, deliver and perform under the Loan Documents.

     2. The execution, delivery and performance by each of the Borrowers of the Loan Documents have been duly authorized by all requisite corporate action, and the Loan Documents have been duly executed and delivered by the each of the Borrowers, as applicable, and constitute the valid and binding obligations of the respective Borrowers, as applicable, enforceable in accordance with their respective terms.

PEPPER, HAMILTON & SCHEETZ

First Union National Bank
As of April 1, 1997
Page 3


     3. The execution, delivery and performance by each of the Borrowers of the Loan Documents will not violate any provision of their respective Articles or Certificate of Incorporation or By-Laws, any law, rule or regulation, or any order of any court or other agency of government applicable to any Borrower of which we have knowledge, or any provision of any indenture, agreement or other instrument known to us to which any of the Borrowers is a party.

     4. To our knowledge, there is no action, suit, proceeding, inquiry or investigation at law or in equity (including under the United States Bankruptcy
Code) or before or by any public board or body pending or threatened against or affecting any of the Borrowers wherein an unfavorable decision, ruling or finding would have a material adverse effect.

     The foregoing opinions are subject to the following limitations and qualifications and are based on the following assumptions:

        (i) The rights of the Lender under the Loan Documents may be subject to the requirement that the Lender act reasonably and in good faith and, in connection with the enforcement of the Loan, in a commercially reasonably manner.

        (ii) No opinion is given as to the right to exercise remedies upon the happening of a non-material breach of the Loan Documents (including material breaches of non-material provisions thereof).

        (iii) We have assumed that, with respect to the borrowings under the Loan Documents, the Lender shall not charge, accrue or collect interest at a rate in excess of that permitted by applicable law.

        (iv) We have assumed that the Loan Documents have been properly authorized and executed by the Lender and are the valid, binding and enforceable obligations of the Lender.

        (v) Limitations may be imposed by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by generally applicable equitable principles. No opinion is given with respect to the availability of the remedy of specific performance or other equitable remedies.

        (vi) The opinions set forth herein are subject to any federal, state and local fraudulent conveyance law, and laws of similar import, and of any corporate or contract laws or bodies of such laws restricting the transfer of property or incurring of an obligation by a corporation to or for the benefit of its shareholders or affiliates.

PEPPER, HAMILTON & SCHEETZ

First Union National Bank
As of April 1, 1997
Page 4

        (vii) The enforcement of the rights and remedies granted to the Lender under the Loan Documents, and amounts available to the Lender after exercise of its rights and remedies under the Loan Documents may be limited by laws restricting or setting forth the manner and order in which the Lender seeks to exercise their rights under the Loan Documents.

        (viii) We express no opinion as to (A) the waiver of certain rights and defenses by the Borrowers, (B) the imposition of penalties for late payment, (C) the charging and collection of compound interest, (D) the perfection or priority of liens, (E) the ownership of assets, (F) confessions of judgment, (G) waiver of right to trial by jury, and (H) the reasonableness of the Lender's actions in connection with the Loan Documents.

        (ix) We express no opinion with respect to the Mortgage and Security Agreement of even date herewith in favor of the Lender with respect to real property of LTS (formerly known as Industrial NDT Company, Inc.) located in the County of Dorchester, State of South Carolina, which Mortgage and Security Agreement is governed by the laws of the State of South Carolina.

     This opinion is given as of the date hereof and is based upon present laws and court decisions as they exist and are construed as of this date. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention, or any changes in laws which may hereafter occur.

     The opinions set forth herein are intended only for the benefit of the Lender and its successors and assigns, and it is our understanding and intention that without our written permission this letter will not be delivered to or relied upon by any other person or entity.

                               Very truly yours,

                               PEPPER, HAMILTON & SCHEETZ LLP


                               By: /s/       ????
                                   ---------------------------------
                                   A Partner

1     FINANCING STATEMENT -- FORM UCC-l
         STATE OF SOUTH CAROLINA
    OFFICE OF SECRETARY OF STATE JIM MILES

Debtor #1 (Last Name, First, Middle, Mailing Address)

   Liberty Technical Services, Inc.
   8550 Dorchester Road
   North Charleston, SC  29420

Tax ID/Social Security Number (optional):


Debtor #2 (Last Name, First, Middle, Mailing Address)





Tax ID/Social Security Number (optional):




Debtor #3 (Last Name, First, Middle, Mailing Address)





Tax ID/Social Security Number (optional):


 Debtor's signature, or in cases below, Secured Party signature:



                                            Liberty Technical Services, Inc.

                                            By: /s/ Daniel G. Clare
                                                ------------------------------
                                                Daniel G. Clare, Vice President


                                                SC Secretary of State

     Is the debtor a transmitting utility as defined by Section 36-9-105(n)?

     Signature of Secured Party instead of Debtor is permissible when:

/ / Collatral was subject to a security interest perfected by filing a financing statement in another state when brought into South Carolina.

/ /  Debtor's location has been changed to South Carolina.

/ / Additional filing is necessary to obtain a security interest in certain types of proceeds (See Section 36-903-6 (3))

/ /  The filing as to the collateral has lapsed

/ /  The debtor's name, identity or corporate structure has changed (See
     Section 36-9-402(3))


  Description of Collateral: /X/ Check if products of collateral are also covered.

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A"

   Return Acknowledgment Copy to:
   David B. Smith, Esquire
   DUANE, MORRIS & HECKSCHER
   4200 One Liberty Place
   Philadelphia, PA 19103-7396


                                FORM REQUIREMENTS

   1. Except for pre-paid account users, enclose filing fee of $8.00.

   2. Each additional debtor name is $2.00. Additional pages $2.00. Indexing in Real Estate records is an additional $2.00.

   3. For Pre-Paid Sec. of State Accounts:

      Acct. #:           Client #:

      Amount: $

   4. UCC-1s must be typed.

   5. Signatures in black ink only.

   6. Form must be accompanied by a self-addressed stamped envelope.


Name and Address of Secured Party

   First Union National Bank
   123 S. Broad Street, 10th Floor
   Philadelphia, PA 19109


Assignee and Address:





If applicable, describe real estate and, unless the collateral is crops, name the record owner if the debtor does not have an interest of record in the real estate, and this statement shall be filed in the real estate records. The below described collateral includes:

/ /  crops                   / /  fixtures                   / / standing timber

/ / minerals or accounts arising from minerals



Description of the real estate:







TERMINATION STATEMENT: This Statement of Termination of Financing is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code. The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown below.



Name and Title of Secured Party



Signature of Secured Party/Assignee of Record                       Date




                              FOR OFFICE USE ONLY

DEBTOR:   LIBERTY TECHNICAL SERVICES, INC.


                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

1     FINANCING STATEMENT -- FORM UCC-l
         STATE OF SOUTH CAROLINA
    OFFICE OF SECRETARY OF STATE JIM MILES

Debtor #1 (Last Name, First, Middle, Mailing Address)

   Liberty Technical Services, Inc.
   8550 Dorchester Road
   North Charleston, SC  29420

Tax ID/Social Security Number (optional):


Debtor #2 (Last Name, First, Middle, Mailing Address)





Tax ID/Social Security Number (optional):




Debtor #3 (Last Name, First, Middle, Mailing Address)





Tax ID/Social Security Number (optional):


 Debtor's signature, or in cases below, Secured Party signature:



                                            Liberty Technical Services, Inc.

                                            By: /s/ Daniel G. Clare
                                                ------------------------------
                                                Daniel G. Clare, Vice President


                                                Charleston County

     Is the debtor a transmitting utility as defined by Section 36-9-105(n)?

     Signature of Secured Party instead of Debtor is permissible when:

/ / Collatral was subject to a security interest perfected by filing a financing statement in another state when brought into South Carolina.

/ /  Debtor's location has been changed to South Carolina.

/ / Additional filing is necessary to obtain a security interest in certain types of proceeds (See Section 36-9-306 (3))

/ /  The filing as to the collateral has lapsed

/ /  The debtor's name, identity or corporate structure has changed (See
     Section 36-9-402(3))


  Description of Collateral: /X/ Check if products of collateral are also covered.

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A"

   Return Acknowledgment Copy to:
   David B. Smith, Esquire
   DUANE, MORRIS & HECKSCHER
   4200 One Liberty Place
   Philadelphia, PA 19103-7396


                                FORM REQUIREMENTS

   1. Except for pre-paid account users, enclose filing fee of $8.00.

   2. Each additional debtor name is $2.00. Additional pages $2.00. Indexing in Real Estate records is an additional $2.00.

   3. For Pre-Paid Sec. of State Accounts:

      Acct. #:           Client #:

      Amount: $

   4. UCC-1s must be typed.

   5. Signatures in black ink only.

   6. Form must be accompanied by a self-addressed stamped envelope.


Name and Address of Secured Party

   First Union National Bank
   123 S. Broad Street, 10th Floor
   Philadelphia, PA 19109


Assignee and Address:





If applicable, describe real estate and, unless the collateral is crops, name the record owner if the debtor does not have an interest of record in the real estate, and this statement shall be filed in the real estate records. The below described collateral includes:

/ /  crops                   / /  fixtures                   / / standing timber

/ / minerals or accounts arising from minerals



Description of the real estate:







TERMINATION STATEMENT: This Statement of Termination of Financing is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code. The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown below.



Name and Title of Secured Party



Signature of Secured Party/Assignee of Record                       Date




                              FOR OFFICE USE ONLY

DEBTOR:   LIBERTY TECHNICAL SERVICES, INC.


                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.


A.  NAME & TEL. # OF CONTACT AT FILER (optional)




B.  FILING OFFICE ACCT. # (optional)





C.  RETURN COPY TO:

              David B. Smith, Esquire
              DUANE, MORRIS & HECKSCHER
              4200 One Liberty Place
              Philadelphia, PA  19103-7396


D.  OPTIONAL DESIGNATION [if applicable]:

/ /  LESSOR/LESSEE         / /  CONSIGNOR/CONSIGNEE         / /  NON-UCC FILING

1.  DEBTOR'S EXACT FULL LEGAL NAME -insert only one debtor name (1a or 1b)

     1a. ENTITY'S NAME
         Beta Monitors International, Inc.

OR

     1b. INDIVIDUAL'S LAST NAME       FIRST NAME       MIDDLE NAME       SUFFIX


1c. MAILING ADDRESS          CITY          STATE         COUNTRY    POSTAL CODE
    8885 Monroe Road         Houston       TX                       77061


1d. S.S. OR TAX I.D.#               OPTIONAL           1e. TYPE OF ENTITY
                                 ADD'NL INFO RE
                                 ENTITY DEBTOR

1f. ENTITY'S STATE            1g. ENTITY'S ORGANIZATIONAL I.D.#, if any
    OR COUNTRY OF
    ORGANIZATION                                                        / / NONE


2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)


     2a. ENTITY'S NAME


OR

     2b. INDIVIDUAL'S LAST NAME       FIRST NAME       MIDDLE NAME       SUFFIX


2c. MAILING ADDRESS          CITY          STATE        COUNTRY     POSTAL CODE



2d. S.S. OR TAX I.D.#               OPTIONAL           2e. TYPE OF ENTITY
                                 ADD'NL INFO RE
                                 ENTITY DEBTOR

2f. ENTITY'S STATE            2g. ENTITY'S ORGANIZATIONAL I.D.#, if any
    OR COUNTRY OF
    ORGANIZATION                                                        / / NONE


3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3 b)


     3a. ENTITY'S NAME
         First Union National Bank

OR

     3b. INDIVIDUAL'S LAST NAME       FIRST NAME       MIDDLE NAME       SUFFIX


3c. MAILING ADDRESS                   CITY          STATE   COUNTRY  POSTAL CODE
    123 S. Broad Street, 10th Floor   Philadelphia  PA               19109



4. This FINANCING STATEMENT covers the following types or items of property:

     All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A"

TX Secretary of State

5. CHECK BOX [if applicable] / / This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]


6. REQUIRED SIGNATURE(S)


Beta Monitors International, Inc.


/s/ Daniel G. Clare
-----------------------------------
By: Daniel G. Clare, Vice President



7. If filed in Florida (check one)

/ / Documentary stamp tax paid         / / Documentary stamp tax not applicable


8. / / This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS

        Attach Addendum                   [if applicable]


9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)

   [ADDITIONAL FEE]

   (optional)          / / All Debtors         / / Debtor 1         / / Debtor 2

DEBTOR:   BETA MONITORS INTERNATIONAL, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").


----------------------------------------------------                        THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)                           B. FILING OFFICE ACCT. # (optional)

---------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

              David B. Smith, Esquire
              DUANE, MORRIS & HECKSCHER
              4200 One Liberty Place
              Philadelphia, PA  19103-7396

---------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION [if applicable]:  / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE / /NON-UCC FILING
---------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
       Beta Monitors International, Inc.
OR ------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME             SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                         CITY                  STATE          COUNTRY     POSTAL CODE
8885 Monroe Road                            HOUSTON               TX                         77061
---------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#   OPTIONAL      1e. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
---------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME              SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                          CITY                STATE           COUNTRY      POSTAL CODE

---------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#   OPTIONAL      2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
---------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
       First Union National Bank
OR ------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                 FIRST NAME               MIDDLE NAME          SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                          CITY                STATE            COUNTRY     POSTAL CODE
123 S. Broad Street, 10th Floor              Philadelphia         PA                          19109
---------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

     All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A"


Houston County Clerk
---------------------------------------------------------------------------------------------------------------------------------
5. CHECK   / /  This FINANCING STATEMENT is signed by the Secured Party instead of the   7. If filed in Florida (check one)
   BOX          Debtor to perfect a security interest (a) in collateral already subject     / / Documentary   / / Documentary stamp
[if applicable] to a security interest in another jurisdiction when it was brought into         stamp tax paid    tax not applicable
                this state, or when the debtor's location was changed to this state, or
                (b) in accordance with other statutory provisions [additional data may be required]
---------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                               8. / / This FINANCING STATEMENT is to be filed [for record]
   Beta Monitors International, Inc.                          (or recorded) in the REAL ESTATE RECORDS
   /s/ Daniel G. Clare                                        Attach Addendum               [if applicable]
---------------------------------------------------------------------------------------------------------------------------------
By: Daniel G. Clare, Vice President                    9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                       [ADDITIONAL FEE]
                                                       (optional)   / / All Debtors  / / Debtor 1 / / Debtor 2
---------------------------------------------------------------------------------------------------------------------------------

DEBTOR:   BETA MONITORS INTERNATIONAL, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").


----------------------------------------------------                        THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)                           B. FILING OFFICE ACCT. # (optional)

---------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

              David B. Smith, Esquire
              DUANE, MORRIS & HECKSCHER
              4200 One Liberty Place
              Philadelphia, PA  19103-7396

---------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION [if applicable]:  / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE / /NON-UCC FILING
---------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
       Beta Monitors International, Inc.
OR ------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME             SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                         CITY                  STATE          COUNTRY     POSTAL CODE
8885 Monroe Road                            HOUSTON               TX                         77061
---------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#   OPTIONAL      1e. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
---------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME              SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                          CITY                STATE           COUNTRY      POSTAL CODE

---------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#   OPTIONAL      2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
---------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
       First Union National Bank
OR ------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                 FIRST NAME               MIDDLE NAME          SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                          CITY                STATE            COUNTRY     POSTAL CODE
123 S. Broad Street, 10th Floor              Philadelphia         PA                          19109
---------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

     All of Debtor's present and future fixtures as more fully described in Exhibit "A"


Houston County Clerk/Real Estate Records
---------------------------------------------------------------------------------------------------------------------------------
5. CHECK   / /  This FINANCING STATEMENT is signed by the Secured Party instead of the   7. If filed in Florida (check one)
   BOX          Debtor to perfect a security interest (a) in collateral already subject     / / Documentary   / / Documentary stamp
[if applicable] to a security interest in another jurisdiction when it was brought into         stamp tax paid    tax not applicable
                this state, or when the debtor's location was changed to this state, or
                (b) in accordance with other statutory provisions [additional data may be required]
---------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                               8. /X/ This FINANCING STATEMENT is to be filed [for record]
   Beta Monitors International, Inc.                          (or recorded) in the REAL ESTATE RECORDS
   /s/ Daniel G. Clare                                        Attach Addendum               [if applicable]
---------------------------------------------------------------------------------------------------------------------------------
By: Daniel G. Clare, Vice President                    9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                       [ADDITIONAL FEE]
                                                       (optional)   / / All Debtors  / / Debtor 1 / / Debtor 2
---------------------------------------------------------------------------------------------------------------------------------

    DEBTOR:    BETA MONITORS INTERNATIONAL INC.


                                    Exhibit A

        This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are affixed to or may be affixed to real property at the location(s) set forth below or any buildings and improvements now or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

   Description of property and record owner:

   1.    Record Owner:

   2.    Description:


----------------------------------------------------                        THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)                           B. FILING OFFICE ACCT. # (optional)

---------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

              David B. Smith, Esquire
              DUANE, MORRIS & HECKSCHER
              4200 One Liberty Place
              Philadelphia, PA  19103-7396

---------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION [if applicable]:  / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE / /NON-UCC FILING
---------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
       Liberty Technologies, Inc.
OR ------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME             SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                         CITY                  STATE          COUNTRY     POSTAL CODE
8885 Monroe Road                            HOUSTON               TX                         77061
---------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#   OPTIONAL      1e. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
---------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME              SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                          CITY                STATE           COUNTRY      POSTAL CODE

---------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#   OPTIONAL      2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
---------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
       First Union National Bank
OR ------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                 FIRST NAME               MIDDLE NAME          SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                          CITY                STATE            COUNTRY     POSTAL CODE
123 S. Broad Street, 10th Floor              Philadelphia         PA                          19109
---------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

     All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A"


TX Secretary of State
---------------------------------------------------------------------------------------------------------------------------------
5. CHECK   / /  This FINANCING STATEMENT is signed by the Secured Party instead of the   7. If filed in Florida (check one)
   BOX          Debtor to perfect a security interest (a) in collateral already subject     / / Documentary   / / Documentary stamp
[if applicable] to a security interest in another jurisdiction when it was brought into         stamp tax paid    tax not applicable
                this state, or when the debtor's location was changed to this state, or
                (b) in accordance with other statutory provisions [additional data may be required]
---------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                               8. / / This FINANCING STATEMENT is to be filed [for record]
   Liberty Technologies, Inc.                                 (or recorded) in the REAL ESTATE RECORDS
   /s/ Daniel G. Clare                                        Attach Addendum               [if applicable]
---------------------------------------------------------------------------------------------------------------------------------
By: Daniel G. Clare, Vice President                    9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                       [ADDITIONAL FEE]
                                                       (optional)   / / All Debtors  / / Debtor 1 / / Debtor 2
---------------------------------------------------------------------------------------------------------------------------------

DEBTOR:   LIBERTY TECHNOLOGIES, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

DEBTOR:   LIBERTY IMAGING SYSTEMS, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Imaging Systems, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/X/  Prothonotary of Montgomery County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Imaging Systems, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396


----------------------------------------------------                        THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)                           B. FILING OFFICE ACCT. # (optional)

---------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

              David B. Smith, Esquire
              DUANE, MORRIS & HECKSCHER
              4200 One Liberty Place
              Philadelphia, PA  19103-7396

---------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION [if applicable]:  / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE / /NON-UCC FILING
---------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
       Liberty Technologies, Inc.
OR ------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME             SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                         CITY                  STATE          COUNTRY     POSTAL CODE
8885 Monroe Road                            HOUSTON               TX                         77061
---------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#   OPTIONAL      1e. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
---------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME              SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                          CITY                STATE           COUNTRY      POSTAL CODE

---------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#   OPTIONAL      2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
---------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
       First Union National Bank
OR ------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                 FIRST NAME               MIDDLE NAME          SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                          CITY                STATE            COUNTRY     POSTAL CODE
123 S. Broad Street, 10th Floor              Philadelphia         PA                          19109
---------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

     All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A"


Houston County Clerk
---------------------------------------------------------------------------------------------------------------------------------
5. CHECK   / /  This FINANCING STATEMENT is signed by the Secured Party instead of the   7. If filed in Florida (check one)
   BOX          Debtor to perfect a security interest (a) in collateral already subject     / / Documentary   / / Documentary stamp
[if applicable] to a security interest in another jurisdiction when it was brought into         stamp tax paid    tax not applicable
                this state, or when the debtor's location was changed to this state, or
                (b) in accordance with other statutory provisions [additional data may be required]
---------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                               8. / / This FINANCING STATEMENT is to be filed [for record]
   Liberty Technologies, Inc.                            (or recorded) in the REAL ESTATE RECORDS
   /s/ Daniel G. Clare                                        Attach Addendum               [if applicable]
---------------------------------------------------------------------------------------------------------------------------------
By: Daniel G. Clare, Vice President                    9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                       [ADDITIONAL FEE]
                                                       (optional)   / / All Debtors  / / Debtor 1 / / Debtor 2
---------------------------------------------------------------------------------------------------------------------------------

DEBTOR:   LIBERTY TECHNOLOGIES, INC.

                           EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms ofa letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

DEBTOR:   LIBERTY TECHNOLOGIES, INC.

                                    EXHIBIT A

      This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are affixed to or may be affixed to real property at the location(s) set forth below or any buildings and improvements now or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

 Description of property and record owner:

 1.    Record Owner:

 2.    Description:


----------------------------------------------------                        THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)                           B. FILING OFFICE ACCT. # (optional)

---------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

              David B. Smith, Esquire
              DUANE, MORRIS & HECKSCHER
              4200 One Liberty Place
              Philadelphia, PA  19103-7396

---------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION [if applicable]:  / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE / /NON-UCC FILING
---------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
       Liberty Technologies, Inc.
OR ------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME             SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                         CITY                  STATE          COUNTRY     POSTAL CODE
8885 Monroe Road                            HOUSTON               TX                         77061
---------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#   OPTIONAL      1e. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
---------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                FIRST NAME                  MIDDLE NAME              SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                          CITY                STATE           COUNTRY      POSTAL CODE

---------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#   OPTIONAL      2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D., if any
                       ADD'NL INFO RE                     OR COUNTRY OF
                       ENTITY DEBTOR                      ORGANIZATION                          / / NONE
---------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
---------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
       First Union National Bank
OR ------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                 FIRST NAME               MIDDLE NAME          SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                          CITY                STATE            COUNTRY     POSTAL CODE
123 S. Broad Street, 10th Floor              Philadelphia         PA                          19109
---------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

     All of Debtor's present and future fixtures as more fully described in Exhibit "A"


Houston County Clerk/Real Estate Records
---------------------------------------------------------------------------------------------------------------------------------
5. CHECK   / /  This FINANCING STATEMENT is signed by the Secured Party instead of the   7. If filed in Florida (check one)
   BOX          Debtor to perfect a security interest (a) in collateral already subject     / / Documentary   / / Documentary stamp
[if applicable] to a security interest in another jurisdiction when it was brought into         stamp tax paid    tax not applicable
                this state, or when the debtor's location was changed to this state, or
                (b) in accordance with other statutory provisions [additional data may be required]
---------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                               8. /X/ This FINANCING STATEMENT is to be filed [for record]
   Liberty Technologies, Inc.                                 (or recorded) in the REAL ESTATE RECORDS
   /s/ Daniel G. Clare                                        Attach Addendum               [if applicable]
---------------------------------------------------------------------------------------------------------------------------------
By: Daniel G. Clare, Vice President                    9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                       [ADDITIONAL FEE]
                                                       (optional)   / / All Debtors  / / Debtor 1 / / Debtor 2
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Beta Monitors International, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/X/  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Beta Monitors International, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   BETA MONITORS INTERNATIONAL, INC.

                           EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Beta Monitors International, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/X/  Prothonotary of Montgomery County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Beta Monitors International, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:  BETA MONITORS INTERNATIONAL, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not lirnited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Beta Monitors International, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/X/  real estate Records of Montgomery County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 3                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/ /  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  /X/ goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   /X/ Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Beta Monitors International, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   BETA MONITORS INTERNATIONAL, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

DEBTOR:  BETA MONITORS INTERNATIONAL, INC.

                                  EXHIBIT "B"

         This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are affixed to or may be or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

Description of property and record owner:

1.  Record Owner:  Lee Park Investors, L.P.

2.  Description:   Deed Book 4942, Page 2042

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty International, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/X/  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any):                                          7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/ /  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty International, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR: LIBERTY INTERNATIONAL, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty International, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/X/  Prothonotary of Montgomery County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty International, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY INTERNATIONAL, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessions, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty International, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/X/  real estate Records of Montgomery County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 3                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/ /  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  /X/ goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   /X/ Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty International, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY INTERNATIONAL, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessions, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

DEBTOR:   LIBERTY INTERNATIONAL INC.

                                    EXHIBIT B

     This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are afFlxed to or may be affixed to real property at the location(s) set forth below or any buildings and improvements now or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

Description of property and record owner:

1.    Record Owner: Lee Park Investors, L.P.

2.    Description: Deed Book 4942, Page 2042

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Imaging Systems, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/X/  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Imaging Systems, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY IMAGING SYSTEMS, MC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by on3gination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and properly subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowled8es), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Imaging Systems, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/X/  real estate Records of Montgomery County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 3                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  /X/ goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   /X/ Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Imaging Systems, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY IMAGING SYSTEMS, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affiliated to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing. or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

DEBTOR:   LIBERTY IMAGING SYSTEMS, INC.

                                    EXHIBIT B

     This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are affixed to or may be affixed to real property at the location(s) set forth below or any buildings and improvements now or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

Description of property and record owner:

1.    Record Owner: Lee Park Investors, L.P.

2.    Description: Deed Book 4942, Page 2042

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Technologies, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/X/  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Technologies, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY TECHNOLOGIES, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Technologies, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/X/  Prothonotary of Montgomery County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Technologies, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY TECHNOLOGIES, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Technologies, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/X/  real estate Records of Montgomery County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 3                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/ /  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  /X/ goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   /X/ Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Technologies, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR: LIBERTY TECHNOLOGIES, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

DEBTOR:   LIBERTY TECHNOLOGIES, INC.
Item 10, continued
                                    EXHIBIT B

     This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are affixed to or may be affixed to real property at the location(s) set forth below or any buildings and improvements now or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

Description of property and record owner:

1.    Record Owner: Lee Park Investors, L.P.

2.    Description: Deed Book 4942, Page 2042

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Technical Services, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/X/  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Technical Services, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY TECHNICAL SERVICES, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise, all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including. without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Technical Services, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/X/  Prothonotary of Montgomery County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Technical Services, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY TECHNICAL SERVICES, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the I-right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which then shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

Liberty Technical Services, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/X/  real estate Records of Montgomery County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 3                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/ /  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  /X/ goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   /X/ Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

Liberty Technical Services, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LIBERTY TECHNICAL SERVICES, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

 DEBTOR:   LIBERTY TECHNICAL SERVICES, INC.

                                    EXHIBIT B

     This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are affixed to or may be affixed to real property at the location(s) set forth below or any buildings and improvements now or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

Description of property and record owner:

1.    Record Owner: Lee Park Investors, L.P.

2.    Description: Deed Book 4942, Page 2042

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

LTH Delaware, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/X/  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

LTH Delaware, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR: LTH DELAWARE, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;


     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

LTH Delaware, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/X/  Prothonotary of Montgomery County.

/ /  real estate Records of                                              County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 2                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/X/  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  / / goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   / / Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

LTH Delaware, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LTH DELAWARE, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

      (j) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

--------------------------------------------------------------------------------
                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:

LTH Delaware, Inc.
555 North Lane
Conshohocken, PA 19428

                                                                               1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:






                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:

First Union National Bank
123 S. Broad Street, 10th Floor
Philadelphia, PA 19109


                                                                               2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party name(s) (last name first if individual) and address for security interest information:






                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):

/ / The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor," respectively.

/ / The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

/ / Debtor is a Transmitting Utility.


                                                                               3
--------------------------------------------------------------------------------
                           SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. / / acquired after a change of name, identity or corporate structure of the Debtor.

b.  / / as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- / / when the collateral was moved to this county.
    / / when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- / / when the collateral was moved to Pennsylvania.
    / / when the Debtor's location was moved to Pennsylvania.

e. / / which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s):
                  (required only if box(es) is checked above):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                       Uniform Commercial Code Form UCC-1
                    IMPORTANT -- Please read instructions on
                    reverse side of page 4 before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):

Date, Time, Filing Office (stamped by filing officer)







                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

/ /  Secretary of the Commonwealth.

/ /  Prothonotary of                                                     County.

/X/  real estate Records of Montgomery County.

                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any): 3                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters): FIR166-123029            8
--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:

All of Debtor's present and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, instruments, inventory and accessions to and proceeds of any of the foregoing including insurance proceeds as more fully described in Exhibit "A".


/ /  (check only if desired) Products of the collateral are also covered.      9
--------------------------------------------------------------------------------
Identify related real estate, if applicable. The collateral is, or includes (check appropriate box(es))-

a.  / / crops growing or to be grown on-

b.  /X/ goods which are or are to become fixtures on-

c.  / / minerals or the like (including oil and gas) as extracted on-

d. / / accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on-


the following real estate:

   Street Address:

   Describe at: Book                of (check one)  / / Deeds  / / Mortgages, at
   Page(s)                            , for                              County.
   Uniform Parcel Identifier                                                   .

   /X/ Described on Additional Sheet.

   Name of record owner (required only if no Debtor has an interest of record):



                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------

Debtor Signature(s):

LTH Delaware, Inc.


1 By: /s/ Daniel G. Clare
--------------------------------------------------------------------------------
      Daniel G. Clare, Vice President

1a
--------------------------------------------------------------------------------


1b
--------------------------------------------------------------------------------


                                                                              11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

                   DAVID B. SMITH, ESQUIRE
                   DUANE, MORRIS & HECKSCHER
                   4200 ONE LIBERTY PLACE
                   PHILADELPHIA, PA 19103-7396

DEBTOR:   LTH DELAWARE, INC.

                                    EXHIBIT A

All tangible and intangible personal property of the Debtor, including but not limited to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located:

     (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Debtor for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

     (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Debtor to others ("Inventory");

     (c) all leases and rental agreements for personal property between the Debtor as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Debtor's residual or reversionary rights therein;

     (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

     (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights and other intellectual property and proprietary rights;

     (f) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

     (g) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

     (h) all property of the Debtor, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Bank shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Bank's rights of setoff (which the Debtor acknowledges), the balance of any account or any amount which may be owing from time to time by the Bank to the Debtor;

     (i) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

     (j) all proceeds, which term shall have the meaning given to it in the Unifrm Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

 DEBTOR:   LTH DELAWARE, INC.

                                    EXHIBIT B

     This financing statement is a fixture filing and covers equipment and fixtures of any nature whatsoever now owned or hereafter acquired by Debtor which are affixed to or may be affixed to real property at the location(s) set forth below or any buildings and improvements now or hereafter erected thereon or used or intended to be used in connection with such real property, including without limitation, heating and air conditioning equipment, pipes and plumbing fixtures, wiring and electrical fixtures, and all related improvements and any proceeds of any of the foregoing. This financing statement is to be cross-indexed in the real estate records.

Description of property and record owner:

1.    Record Owner: Lee Park Investors, LP

2.    Description: Deed Book 4942, Page 2042

                         EVIDENCE OF PROPERTY INSURANCE

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

DATE (MM/DD/YY)
   4/02/97

----------------------------------------------------------------------------------------------------
PRODUCER                                 PHONE                              COMPANY
                                         (A/C No. Ext): 704-553-0419


Palmer & Cay of North Carolina, Inc.                                        AIG
6100 Fairview Road, Suite 1400                                              PO Box 10642
Charlotte, NC  28210                                                        Newark, NJ  07193-0642

--------------------------------------------------------------------------------
CODE:                                         SUB CODE:
--------------------------------------------------------------------------------
AGENCY
CUSTOMER ID#:   LIB35930
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INSURED                                                    LOAN NUMBER            POLICY NUMBER
                                                                                  CPP51225479602
                                                          ------------------------------------------------------------
Liberty Technologies, Inc.
555 North Lane                                                EFFECTIVE DATE     EXPIRATION DATE      CONTINUED UNTIL
Conshohocken, PA  19428                                       11/01/96           11/01/97                  TERMINATED
                                                                                                      / /  IF CHECKED.
                                                          ------------------------------------------------------------
                                                           THIS REPLACES PRIOR EVIDENCE DATED:
                                                              2/26/97
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PROPERTY INFORMATION
--------------------------------------------------------------------------------

Location/Description

  555 North Lane, Conshohocken, PA  19428;
  8885 Monroe Road, Houston, TX  77061;
  8550 Dorchester Road, N. Charleston, SC  29420

--------------------------------------------------------------------------------
COVERAGE INFORMATION
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            COVERAGE/PERILS/FORMS                           AMOUNT OF INSURANCE          DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------------------------

Blanket Building/Contents                                                                       $14,807,500                 $2500
Special Form
First Union National Bank is listed
as Loss Payee & Mortgagee in regards to
Property Insurance

First Union National Bank is listed as                                                           $1,000,000
Additional Insured in regards to General
Liability as to the extent required by
written contract.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REMARKS (Including Special Conditions)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CANCELLATION
--------------------------------------------------------------------------------

THE POLICY IS SUBJECT TO THE PREMUIMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

--------------------------------------------------------------------------------
ADDITIONAL INTEREST
--------------------------------------------------------------------------------

NAME AND ADDRESS

First Union National Bank                   /X/ - MORTGAGEE
Attn:  Suzanne S. Storm                     /X/ - LOSS PAYEE
123 South Broad Street PA1310               /X/ - ADDITIONAL INSURED
Philadelphia, PA  19109

                                            LOAN#

                                            AUTHORIZED REPRESENTATIVE

                                            /s/ ________________________________
                                                Cecil R. Cooke

--------------------------------------------------------------------------------
ACORD 27 (3/93)
--------------------------------------------------------------------------------

                         EVIDENCE OF PROPERTY INSURANCE

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

DATE (MM/DD/YY)
   4/02/97

----------------------------------------------------------------------------------------------------
PRODUCER                                 PHONE                              COMPANY
                                         (A/C No. Ext): 704-553-0419


Palmer & Cay of North Carolina, Inc.                                        AIG
6100 Fairview Road, Suite 1400                                              PO Box 10642
Charlotte, NC  28210                                                        Newark, NJ  07193-0642

--------------------------------------------------------------------------------
CODE:                                         SUB CODE:
--------------------------------------------------------------------------------
AGENCY
CUSTOMER ID#:   LIB35930
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INSURED                                                    LOAN NUMBER            POLICY NUMBER
                                                                                  CPP51225479602
                                                          ------------------------------------------------------------
Liberty Technologies, Inc.
555 North Lane                                                EFFECTIVE DATE     EXPIRATION DATE      CONTINUED UNTIL
Conshohocken, PA  19428                                       11/01/96           11/01/97                  TERMINATED
                                                                                                      / /  IF CHECKED.
                                                          ------------------------------------------------------------
                                                           THIS REPLACES PRIOR EVIDENCE DATED:
                                                              2/26/97
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PROPERTY INFORMATION
--------------------------------------------------------------------------------

Location/Description

  555 North Lane, Conshohocken, PA  19428;
  8885 Monroe Road, Houston, TX  77061;
  8550 Dorchester Road, N. Charleston, SC  29420

--------------------------------------------------------------------------------
COVERAGE INFORMATION
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            COVERAGE/PERILS/FORMS                           AMOUNT OF INSURANCE          DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------------------------

Blanket Building/Contents                                                                       $14,807,500                 $2500
Special Form
First Union National Bank is listed
as Loss Payee & Mortgagee in regards to
Property Insurance

First Union National Bank is listed as                                                           $1,000,000
Additional Insured in regards to General
Liability as to the extent required by
written contract.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REMARKS (Including Special Conditions)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CANCELLATION
--------------------------------------------------------------------------------

THE POLICY IS SUBJECT TO THE PREMUIMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

--------------------------------------------------------------------------------
ADDITIONAL INTEREST
--------------------------------------------------------------------------------

NAME AND ADDRESS

First Union National Bank                   /X/ - MORTGAGEE
Attn:  Suzanne S. Storm                     /X/ - LOSS PAYEE
123 South Broad Street PA1310               /X/ - ADDITIONAL INSURED
Philadelphia, PA  19109

                                            LOAN#

                                            AUTHORIZED REPRESENTATIVE

                                            /s/ ________________________________
                                                Cecil R. Cooke

--------------------------------------------------------------------------------
ACORD 27 (3/93)
--------------------------------------------------------------------------------